EXECUTION COPY

EXHIBIT 10.3

PLEDGE AND SECURITY AGREEMENT

by and among

E.A. VINER INTERNATIONAL CO.,
as Borrower,

and

the other Credit Parties hereto from time to time,

as Grantors

and

MORGAN STANLEY & CO. INCORPORATED,

as Collateral Agent.

Dated as of July 31, 2006

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EXECUTION COPY

TABLE OF CONTENTS

Page

ARTICLE I

DEFINITIONS; GRANT OF SECURITY

SECTION 1.01.

General Definitions

SECTION 1.02.

Definitions; Interpretation

SECTION 1.03.

Grant of Security

SECTION 1.04.

Certain Limited Exclusions

ARTICLE II

SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE

SECTION 2.01.

Security for Obligations

SECTION 2.02.

Grantors Remain Liable.

ARTICLE III

REPRESENTATIONS AND WARRANTIES AND COVENANTS

SECTION 3.01.

Generally.

SECTION 3.02.

[Intentionally Omitted.]

SECTION 3.03.

Receivables.

SECTION 3.04.

Investment Related Property.

SECTION 3.05.

Material Contracts.

SECTION 3.06.

Letter of Credit Rights.

SECTION 3.07.

Intellectual Property.

SECTION 3.08.

Commercial Tort Claims.

ARTICLE IV

ACCESS; RIGHT OF INSPECTION AND FURTHER ASSURANCES; ADDITIONAL GRANTORS

SECTION 4.01.

Further Assurances.

SECTION 4.02.

Additional Grantors

ARTICLE V

COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT

SECTION 5.01.

Power of Attorney

SECTION 5.02.

No Duty on the Part of Collateral Agent or Secured Creditors

ARTICLE VI

REMEDIES

SECTION 6.01.

Generally.

SECTION 6.02.

Investment Related Property.

SECTION 6.03.

Intellectual Property.

SECTION 6.04.

Cash Proceeds

SECTION 6.05.

Application of Proceeds

ARTICLE VII

COLLATERAL AGENT

ARTICLE VIII

CONTINUING SECURITY INTEREST; TRANSFER OF LOANS; TERMINATION AND RELEASES

ARTICLE IX

STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM

ARTICLE X

MISCELLANEOUS

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SCHEDULES:

SCHEDULE 3.1 – GENERAL INFORMATION

SCHEDULE 3.4 – INVESTMENT RELATED PROPERTY

SCHEDULE 3.5 – DESCRIPTION OF MATERIAL CONTRACT

SCHEDULE 3.6 – DESCRIPTION OF LETTERS OF CREDIT

SCHEDULE 3.7 – INTELLECTUAL PROPERTY

SCHEDULE 3.8 – COMMERCIAL TORT CLAIMS

EXHIBITS:

EXHIBIT A – PLEDGE SUPPLEMENT

EXHIBIT B – SECURITIES ACCOUNT CONTROL AGREEMENT

EXHIBIT C – DEPOSIT ACCOUNT CONTROL AGREEMENT

EXHIBIT D – COPYRIGHT SECURITY INTEREST ASSIGNMENT

EXHIBIT E – PATENT SECURITY INTEREST ASSIGNMENT

EXHIBIT F – TRADEMARK SECURITY INTEREST ASSIGNMENT

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This Pledge and Security Agreement, dated as of July 31, 2006 (this “Agreement”), by and among EACH OF THE UNDERSIGNED, whether as an original signatory hereto or as an Additional Grantor (as herein defined) (each, a “Grantor”), and MORGAN STANLEY & CO. INCORPORATED, as collateral agent for the Secured Creditors (as herein defined) (in such capacity as collateral agent, the “Collateral Agent”).

RECITALS

WHEREAS, reference is made to that certain Senior Secured Credit Agreement, dated as of the date hereof (as it may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among E.A. VINER INTERNATIONAL CO., a corporation formed under the laws of the State of Delaware (the “Borrower”), OPPENHEIMER HOLDINGS INC., a corporation formed under the laws of Canada (the “Parent”), and the other Credit Parties party thereto from time to time, the lenders party thereto from time to time (the “Lenders”), MORGAN STANLEY SENIOR FUNDING, INC., a Delaware corporation, as administrative agent for the Lenders (in such capacity, together with its successors and assigns, if any, the “Administrative Agent”) and as syndication agent (in such capacity, the “Syndication Agent”) and the Collateral Agent;

WHEREAS, subject to the terms and conditions of the Credit Agreement, the Borrower may enter into one or more Hedging Agreements with one or more Hedging Agreement Providers;

WHEREAS, in consideration of the extensions of credit and other accommodations of Lenders and Hedging Agreement Providers as set forth in the Credit Agreement and the Hedging Agreements, respectively, each Grantor has agreed to secure such Grantor’s obligations under the Loan Documents and the Hedging Agreements as set forth herein; and

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, each Grantor and the Collateral Agent agree as follows:

ARTICLE I
DEFINITIONS; GRANT OF SECURITY

SECTION 1.1.

General Definitions.  In this Agreement, the following terms shall have the following meanings:

“Account” shall mean an “account” as defined in Article 9 of the UCC.

“Account Debtor” shall mean each Person who is obligated on an Account, Chattel Paper, General Intangible, Receivable or any Supporting Obligation related thereto.

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“Additional Grantors” shall have the meaning assigned in Section 4.03.

“Agreement” shall have the meaning set forth in the preamble.

“Assigned Agreements” shall mean all agreements and contracts to which such Grantor is a party as of the date hereof, or to which such Grantor becomes a party after the date hereof, including each Material Contract, as each such agreement may be amended, supplemented or otherwise modified from time to time.

“Cash Proceeds” shall have the meaning assigned in Section 6.04.

“CFC Subsidiary” shall mean any corporation, partnership, limited liability company, trust or other entity organized under the laws of the United States of America, any state thereof or the District of Columbia that has no material assets other than Capital Stock of or other Investments in one or more Foreign Entities.

“Chattel Paper” shall mean “chattel paper” as defined in Article 9 of the UCC, including “electronic chattel paper” or “tangible chattel paper”, as each term is defined in Article 9 of the UCC.

“Collateral” shall have the meaning assigned in Section 1.03.

“Collateral Agent” shall have the meaning set forth in the preamble.

“Collateral Records” shall mean books, records, ledger cards, files, correspondence, customer lists, blueprints, technical specifications, manuals, computer software, computer printouts, tapes, disks and related data processing software and similar items.

“Collateral Support” shall mean all property (real or personal) assigned, hypothecated or otherwise securing any Collateral and shall include any security agreement or other agreement granting a lien or security interest in such real or personal property.

“Commercial Tort Claims” shall mean all “commercial tort claims” as defined in Article 9 of the UCC, including all commercial tort claims listed on Schedule 3.8 (as such schedule may be amended or supplemented from time to time).

“Commodities Accounts” (i) shall mean all “commodity accounts” as defined in Article 9 of the UCC and (ii) shall include all of the accounts listed on Schedule 3.4 under the heading “Commodities Accounts” (as such schedule may be amended or supplemented from time to time).

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“Copyright Licenses” shall mean any and all agreements providing for the granting of any right in or to Copyrights (whether such Grantor is licensee or licensor thereunder) including each agreement referred to in Schedule 3.7(A) (as such schedule may be amended or supplemented from time to time).

“Copyright Security Interest Assignment” means an assignment in the form of Exhibit D.

“Copyrights” shall mean all United States, state and foreign copyrights, whether registered or unregistered, now or hereafter in force throughout the world, all registrations and applications therefor including the applications and registrations referred to in Schedule 3.7(A) (as such schedule may be amended or supplemented from time to time), all rights corresponding thereto throughout the world, all extensions and renewals of any thereof, the right to sue for past, present and future infringements of any of the foregoing, and all proceeds of the foregoing, including licenses, royalties, income, payments, claims, damages, and proceeds of suit, which are owned or licensed by a Grantor.

“Counterpart Agreement” has the meaning ascribed to such term in Section 4.03.

“Credit Agreement” shall have the meaning set forth in the recitals.

“Deposit Account Control Agreement” means an agreement in the form of Exhibit C with such changes thereon as the Collateral Agent may agree.

“Deposit Accounts” (i) shall mean all “deposit accounts” as defined in Article 9 of the UCC and (ii) shall include all of the accounts listed on Schedule 3.4(A) under the heading “Deposit Accounts” (as such schedule may be amended or supplemented from time to time).

“Documents” shall mean all “documents” as defined in Article 9 of the UCC.

“Equipment” shall mean:  (i) all “equipment” as defined in Article 9 of the UCC, (ii) all machinery, manufacturing equipment, data processing equipment, computers, office equipment, furnishings, furniture, appliances, fixtures and tools (in each case, regardless of whether characterized as equipment under the UCC) and (iii) all accessions or additions thereto, all parts thereof, whether or not at any time of determination incorporated or installed therein or attached thereto, and all replacements therefor, wherever located, now or hereafter existing, including any fixtures.

“Excluded Subsidiary” shall mean Oppenheimer Trust Company, a corporation formed under the laws of New Jersey.

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“Foreign Entity” shall mean a corporation, partnership, limited liability company, trust or any other entity organized under the laws of a jurisdiction other than the United States of America, any state thereof or the District of Columbia.

“General Intangibles” (i) shall mean all “general intangibles” as defined in Article 9 of the UCC, including “payment intangibles” also as defined in Article 9 of the UCC and (ii) shall include all interest rate or currency protection or hedging arrangements, all tax refunds, all licenses, permits, concessions and authorizations, all Assigned Agreements and all Intellectual Property (in each case, regardless of whether characterized as general intangibles under the UCC).

“Goods” (i) shall mean all “goods” as defined in Article 9 of the UCC and (ii) shall include all Inventory and Equipment (in each case, regardless of whether characterized as goods under the UCC).

“Grantor” shall have the meaning set forth in the preamble.

“Instruments” shall mean all “instruments” as defined in Article 9 of the UCC.

“Insurance” shall mean:  (i) all insurance policies covering any or all of the Collateral (regardless of whether the Collateral Agent is the loss payee thereof) and (ii) any key man life insurance policies.

“Intellectual Property” shall mean all “Intellectual Property” as defined in the Credit Agreement, including, without limitation, the Copyrights, the Copyright Licenses, the Patents, the Patent Licenses, the Trademarks, the Trademark Licenses, the Trade Secrets, and the Trade Secret Licenses.

“Intellectual Property Security Interest Assignments” means Copyright Security Interest Assignments, Patent Security Interest Assignments, and Trademark Security Interest Assignments.

“Intercompany Indebtedness” shall mean all Indebtedness of any Grantor to any other Grantor.

“Inventory” shall mean all “inventory” as defined in Article 9 of the UCC.

“Investment Related Property” shall mean:  (i) all “investment property” (as such term is defined in Article 9 of the UCC) and (ii) all of the following (regardless of whether classified as investment property under the UCC): all Pledged Equity Interests, Pledged Debt, Securities Accounts, Commodities Accounts, Deposit Accounts and certificates of deposit.

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“Lender” shall have the meaning set forth in the recitals.

“Letter of Credit Right” shall mean “letter-of-credit right” as defined in Article 9 of the UCC.

“Material Impairment” means a material adverse effect on the value of the Collateral or the rights of any Secured Creditor in respect thereof, including the rights to levy legal process or to sell the Collateral upon foreclosure.

“Money” shall mean “money” as defined in the UCC.

“Patent Security Interest Assignment” means an assignment in the form of Exhibit E.

“Patent Licenses” shall mean all agreements providing for the granting of any right in or to Patents (whether such Grantor is licensee or licensor thereunder) including each agreement referred to in Schedule 3.7(A) (as such schedule may be amended or supplemented from time to time).

“Patents” shall mean all United States, state and foreign patents and applications for letters patent throughout the world, including, but not limited to each patent and patent application referred to in Schedule 3.7(A) (as such schedule may be amended or supplemented from time to time), all reissues, divisions, continuations, continuations-in-part, extensions, renewals, and reexaminations of any of the foregoing, all rights corresponding thereto throughout the world, and all proceeds of the foregoing including licenses, royalties, income, payments, claims, damages, and proceeds of suit and the right to sue for past, present and future infringements of any of the foregoing, which are owned or licensed by a Grantor.

“Payment Intangible” shall have the meaning specified in Article 9 of the UCC.

“Pledge Supplement” shall mean any supplement to this agreement in substantially the form of Exhibit A with such changes thereon as the Collateral Agent may agree.

“Pledged Debt” shall mean all monetary obligations owed to a Grantor evidenced by an instrument or a certificated security owed to such Grantor, including all Intercompany Indebtedness and all Indebtedness described on Schedule 3.4(A) under the heading “Pledged Debt” (as such schedule may be amended or supplemented from time to time), issued by the obligors named therein, the instruments evidencing such monetary obligations, and all interest, cash, instruments and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such monetary obligations.

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“Pledged Equity Interests” shall mean all Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests.

“Pledged LLC Interests” shall mean all interests acquired in any limited liability company including all limited liability company interests listed on Schedule 3.4(A) under the heading “Pledged LLC Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such limited liability company interests and any interest of such Grantor on the books and records of such limited liability company or on the books and records of any securities intermediary pertaining to such interest and all dividends or other distributions from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such limited liability company interests.

“Pledged Partnership Interests” shall mean all interests acquired in any general partnership, limited partnership, limited liability partnership or other partnership including all partnership interests listed on Schedule 3.4(A) under the heading “Pledged Partnership Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such partnership interests and any interest of such Grantor on the books and records of such partnership or on the books and records of any securities intermediary pertaining to such interest and all dividends or other distributions from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such partnership interests.

“Pledged Stock” shall mean all shares of capital stock owned by such Grantor, including all shares of capital stock described on Schedule 3.4(A) under the heading “Pledged Stock” (as such schedule may be amended or supplemented from time to time), and the certificates, if any, representing such shares and any interest of such Grantor in the entries on the books of the issuer of such shares or on the books of any securities intermediary pertaining to such shares, and all dividends or other distributions from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such shares.

“Pledged Trust Interests” shall mean all interests acquired in a Delaware business trust or other statutory trust including all trust interests listed on Schedule 3.4(A) under the heading “Pledged Trust Interests” (as such schedule may be amended or supplemented from time to time) and the certificates, if any, representing such trust interests and any interest of such Grantor on the books and records of such trust or on the books and records of any securities intermediary pertaining to such interest and all dividends, distributions, cash, warrants, rights, options, instruments, securities and other property or proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of such trust interests.

“Proceeds” shall mean:  (i) all “proceeds” as defined in Article 9 of the UCC, (ii) payments or distributions made with respect to any Investment Related

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Property and (iii) whatever is receivable or received when Collateral or proceeds are sold, exchanged, collected or otherwise disposed of, whether such disposition is voluntary or involuntary.

“Receivables” shall mean all rights to payment, whether or not earned by performance, for goods or other property sold, leased, licensed, assigned or otherwise disposed of, or services rendered or to be rendered, including all such rights constituting or evidenced by any Account, Chattel Paper or Instrument, together with all of Grantor’s rights, if any, in any goods or other property giving rise to such right to payment and all Collateral Support and Supporting Obligations related thereto and all Receivables Records.

“Receivables Records” shall mean (i) all original copies of all documents, instruments or other writings or electronic records or other Records evidencing the Receivables, (ii) all books, correspondence, credit or other files, Records, ledger sheets or cards, invoices, and other papers relating to Receivables, including all tapes, cards, computer tapes, computer discs, computer runs, record keeping systems and other papers and documents relating to the Receivables, whether in the possession or under the control of Grantor or any computer bureau or agent from time to time acting for Grantor or otherwise, (iii) all evidences of the filing of financing statements and the registration of other instruments in connection therewith, and amendments, supplements or other modifications thereto, notices to other creditors or secured parties, and certificates, acknowledgments, or other writings, including lien search reports, from filing or other registration officers, (iv) all credit information, reports and memoranda relating thereto and (v) all other written forms of information related in any way to the foregoing or any Receivable.

“Record” shall have the meaning specified in Article 9 of the UCC.

“Secured Obligations” shall have the meaning assigned in Section 2.01.

“Secured Creditors” means the Lenders, the Agents and the Hedging Agreement Providers, and shall include all former Lenders, Agents and Hedging Agreement Providers to the extent that any Obligations owing to such Persons were incurred while such Persons were Lenders, Agents or Hedging Agreement Providers and such Obligations have not been paid or satisfied in full.

“Securities Account Control Agreement” means an agreement in the form of Exhibit B with such changes thereon as the Collateral Agent may agree.

“Securities Accounts” (i) shall mean all “securities accounts” as defined in Article 8 of the UCC and (ii) shall include all of the accounts listed on Schedule 3.4(A) under the heading “Securities Accounts” (as such schedule may be amended or supplemented from time to time).

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“Securities Entitlements” shall mean all “securities entitlements” as defined in Article 8 of the UCC.

“Stock Restriction Agreement” means the Stock Restriction Agreement, dated October 1998, by and among Evanston Financial Inc. (formerly known as Evanston Financial Corporation), a corporation formed under the laws of Delaware, the Borrower and the other Stockholders party thereto.

“Supporting Obligation” shall mean all “supporting obligations” as defined in Article 9 of the UCC.

“Tax Code” shall mean the United States Internal Revenue Code of 1986, as amended from time to time.

“Trademark Licenses” shall mean any and all agreements providing for the granting of any right in or to Trademarks (whether such Grantor is licensee or licensor thereunder) including each agreement referred to in Schedule 3.7(A) (as such schedule may be amended or supplemented from time to time).

“Trademark Security Interest Assignment” means an assignment in the form of Exhibit F.

“Trade Secret Licenses” shall mean any and all agreements providing for the granting of any right in or to Trade Secrets (whether such Grantor is licensee or licensor thereunder) including each agreement referred to in Schedule 3.7(G) (as such schedule may be amended or supplemented from time to time).

“Uncertificated Securities Control Agreement” means an agreement in form and substance reasonably satisfactory to the Collateral Agent pursuant to which such issuer agrees to comply with the Collateral Agent’s instructions with respect to such uncertificated security without further consent by such Grantor.

SECTION 1.2.

Definitions; Interpretation.  All capitalized terms used herein (including the preamble and recitals hereto) and not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement or, if not defined therein, in the UCC.  References to “Sections,” “Exhibits” and “Schedules” shall be to Sections, Exhibits and Schedules, as the case may be, of this Agreement unless otherwise specifically provided.  Section headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose or be given any substantive effect.  Any of the terms defined herein may, unless the context otherwise requires, be used in the singular or the plural, depending on the reference.  The use herein of the word “include” or “including”, when following any general statement, term or matter, shall not be construed to limit such statement, term or matter to the specific items or matters set forth immediately following such word or to

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 similar items or matters, whether or not nonlimiting language (such as “without limitation” or “but not limited to” or words of similar import) is used with reference thereto, but rather shall be deemed to refer to all other items or matters that fall within the broadest possible scope of such general statement, term or matter.  If any conflict or inconsistency exists between this Agreement and the Credit Agreement, the Credit Agreement shall govern.  All references herein to provisions of the UCC shall include all successor provisions under any subsequent version or amendment to any Article of the UCC.

SECTION 1.3.

Grant of Security.  Each Grantor hereby grants to the Collateral Agent for the ratable benefit of the Secured Creditors a security interest in and continuing lien on, all of such Grantor’s right, title and interest in, to and under all personal property of such Grantor including, but not limited to the following, in each case whether now owned or existing or hereafter acquired or arising and wherever located (all of which, except as provided in Section 1.04, being hereinafter collectively referred to as the “Collateral”):

(a)

Accounts;

(b)

Chattel Paper;

(c)

Documents;

(d)

General Intangibles;

(e)

Goods;

(f)

Instruments;

(g)

Insurance;

(h)

Investment Related Property;

(i)

Letter of Credit Rights;

(j)

Money;

(k)

Receivables and Receivable Records;

(l)

Commercial Tort Claims;

(m)

all Collateral Records, Collateral Support and Supporting Obligations relating to any of the foregoing; and

(n)

all Proceeds, products, accessions, rents and profits of or in respect of any of the foregoing.

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SECTION 1.4.

Certain Limited Exclusions.  Notwithstanding anything contained in Section 1.03 hereof or anything else herein to the contrary, in no event shall the security interest granted hereby in the Collateral attach to any of such Grantor’s right, title or interest (a) in any lease, license, contract, property right, or agreement to which any Grantor is a party or any of its rights or interests thereunder if the grant of such security interest shall constitute or result in (i) the abandonment, invalidation or rendering unenforceable any right, title or interest of any Grantor therein, or (ii) in a breach or termination pursuant to the terms of, or a default under, any such lease, license, contract, property rights or agreement (in each case, other than to the extent any such term is rendered ineffective by §§ 9-406—9-409 of the UCC) (or any successor provision or provisions); (b) in any lease, license, contract, property rights or agreement to which any Grantor is a party or any of its rights or interests thereunder to the extent that any applicable law prohibits the creation of a security interest thereon (in each case, other than to the extent any such term would be rendered ineffective pursuant to Sections 9-406 through 9-409 of the UCC) provided, however, that such security interest shall attach immediately at such time as the condition causing such abandonment, invalidation or unenforceability shall be remedied and to the extent severable, shall attach immediately to any portion of such lease, license, contract, property rights or agreement that does not result in any of the consequences specified in (a) or (b) above; (c) in any of the outstanding capital stock of a Foreign Entity in excess of 65% of the voting power of all classes of capital stock of such Foreign Entity entitled to vote; provided that immediately upon the amendment of the Tax Code to allow the pledge of a greater percentage of the voting power of capital stock in a Foreign Entity without adverse tax consequences, the Collateral shall include, and each Grantor shall be deemed to have granted a security interest in, such greater percentage of capital stock of each Foreign Entity; (d) in the capital stock of the Excluded Subsidiary or (e) in any trademark applications filed in the United States Patent and Trademark Office on the basis of such Guarantor’s “intent-to-use” such trademark, unless and until acceptable evidence of use of the Trademark has been filed with the United States Patent and Trademark Office pursuant to Section 1(c) or Section 1(d) of the Lanham Act (15 U.S.C. 1051, et seq.).  If at anytime any Grantor acquires interest in a CFC Subsidiary, the Collateral Agent agrees to release its security interest in the outstanding capital stock of such CFC Subsidiary in excess of 65% of the voting power of all classes of capital stock of such CFC Subsidiary entitled to vote.

ARTICLE II
SECURITY FOR OBLIGATIONS; GRANTORS REMAIN LIABLE

SECTION 2.1.

Security for Obligations.  The security interests created by this Agreement secure, and the Collateral is collateral security for, the prompt and complete payment or performance in full when due, whether at stated maturity, by required prepayment, declaration, acceleration, demand or otherwise (including the payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. § 362(a) (and any successor

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 provision thereof)), of all Obligations with respect to every Grantor (the “Secured Obligations”).

SECTION 2.2.

Grantors Remain Liable.

(a)

Anything contained herein to the contrary notwithstanding, but subject to the transfer of Pledged Equity Interests to the Collateral Agent or its nominee upon foreclosure or other analogous enforcement procedure:

(i)

each Grantor shall remain liable under any partnership agreement or limited liability company agreement relating to any Pledged Partnership Interest or Pledged LLC Interest, any Assigned Agreement and/or any other contracts and agreements included in the Collateral, to the extent set forth therein, to perform all of its duties and obligations thereunder to the same extent as if this Agreement had not been executed;

(ii)

the exercise by the Collateral Agent of any of its rights hereunder shall not release any Grantor from any of its duties or obligations under the contracts and agreements included in the Collateral; and

(iii)

neither the Collateral Agent nor any Lender nor Hedging Agreement Provider shall have any obligation or liability under any partnership agreement or limited liability company agreement relating to any Pledged Partnership Interests or Pledged LLC Interests, any Assigned Agreement or any other contracts and agreements included in the Collateral by reason of this Agreement, nor shall the Collateral Agent, any Lender or any Hedging Agreement Provider be obligated to perform any of the obligations or duties of any Grantor thereunder or to take any action to collect or enforce any claim for payment assigned hereunder.

(b)

Neither the Collateral Agent, any Lender, any Hedging Agreement Provider nor any purchaser at a foreclosure sale under this Agreement shall be obligated to assume any obligation or liability under any partnership agreement or limited liability company agreement relating to any Pledged Partnership Interests or Pledged LLC Interests, any Assigned Agreement or any other contracts and agreements included in the Collateral unless the Collateral Agent, any Lender, any Hedging Agreement Provider or any such purchaser otherwise expressly agrees in writing to assume any or all of said obligations.

ARTICLE III
REPRESENTATIONS AND WARRANTIES AND COVENANTS

SECTION 3.1.

Generally.

(a)

Representations and Warranties.  Each Grantor hereby represents and warrants that:

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(i)

it owns the Collateral purported to be owned by it or otherwise has the rights it purports to have in each item of Collateral and, as to all Collateral whether now existing or hereafter acquired, in each case free and clear of any and all Liens, rights or claims of all other Persons other than Permitted Encumbrances and minor defects in title that do not interfere with its ability to conduct its business as conducted in the date hereof or to use such assets for their intended purposes;

(ii)

the full legal name of such Grantor is as set forth on Schedule 3.1(A) and it has not done in the last five years, and does not do, business under any other name (including any trade-name or fictitious business name) except for those names set forth on Schedule 3.1(B) (as such schedule may be amended or supplemented from time to time);

(iii)

it has indicated on Schedule 3.1(A) (as such schedule may be amended or supplemented from time to time): (A) the type of organization of such Grantor, (B) the jurisdiction of organization of such Grantor, (C) the chief executive office or sole place of business of such Grantor and (D) the Federal Taxpayer Identification Number, if any, of such Grantor;

(iv)

except as provided on Schedule 3.1(C), it has not changed its name, jurisdiction of organization, Federal Taxpayer Identification Number, chief executive office or sole place of business or its corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) within the past five years;

(v)

upon the filing of UCC-1 financing statements naming each Grantor as “debtor” and the Collateral Agent as “secured party” and describing the Collateral in the filing offices set forth opposite such Grantor’s name on Schedule 3.1(D) hereof (as such schedule may be amended or supplemented from time to time), and compliance with the other requirements of Section 3 of this Agreement, all actions and consents necessary to create and perfect first priority security interests in all of the Collateral (to the extent such perfection and priority may be achieved by filings made in the United States) will have been made or obtained and the security interests granted to the Collateral Agent hereunder will constitute valid and perfected (to the extent such perfection and priority may be achieved by filings made in the United States) first priority security interests in all of the Collateral;

(vi)

other than the financing statements filed in favor of the Collateral Agent, no effective UCC financing statement, fixture filing or other instrument similar in effect under any applicable law covering all or any part of the Collateral is on file in any filing or recording office except for (A) financing statements for which proper termination statements have been delivered to the

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Collateral Agent for filing and (B) financing statements, fixture filings or other instruments similar in effect filed in connection with Permitted Encumbrances;

(vii)

except as has been obtained, no authorization, approval or other action by, and no notice to or filing with, any Governmental Authority or regulatory body is required for either (A) the pledge or grant by such Grantor of the Liens purported to be created in favor of the Collateral Agent hereunder or (B) the exercise by Collateral Agent of any rights or remedies in respect of any Collateral (whether specifically granted or created hereunder or created or provided for by applicable law), except (1) for the filings contemplated by clause (vii) above and (2) as may be required, in connection with the disposition of any Investment Related Property, by laws generally affecting the offering and sale of Securities; and

(viii)

except as could not reasonably be expected to result in a Material Impairment, all information supplied by such Grantor with respect to any of the Collateral (in each case taken as a whole) is accurate and complete in all material respects.

(b)

Covenants and Agreements.  Each Grantor hereby covenants and agrees that until the payment in full of all Secured Obligations and termination of all Commitments:

(i)

except for the security interest created by this Agreement, it shall not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Encumbrances, and such Grantor shall defend the Collateral against all Persons at any time claiming any interest therein;

(ii)

it shall not produce, use or permit any Collateral to be used (A) in violation of any provision of this Agreement or (B) except as could not reasonably be expected to result in a Material Impairment, unlawfully or in material violation of any applicable material statute, regulation or ordinance or any policy of insurance covering the Collateral;

(iii)

it shall not change its name, type of organization, jurisdiction of organization, Federal Taxpayer Identification Number or corporate structure in any way (e.g., by merger, consolidation, change in corporate form or otherwise) unless it shall (A)  promptly after such change or establishment notify the Collateral Agent in writing, by executing and delivering to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, of any such change or establishment, identifying such new proposed name, jurisdiction of organization, Federal Taxpayer Identification Number or corporate structure and providing the Collateral Agent with copies of any relevant filings and such other information in connection therewith as the Collateral Agent may reasonably request and (B) take all actions necessary or advisable, in the reasonable judgment

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 of Collateral Agent, to maintain the continuous validity, perfection and the same or better priority of the Collateral Agent’s security interest in the Collateral intended to be granted and agreed to hereby;

(iv)

to the extent required by the Credit Agreement, it shall pay promptly when due all property and other taxes, assessments and governmental charges or levies imposed upon, and all claims (including claims for labor, materials and supplies) against, the Collateral, except to the extent the validity thereof is being contested in good faith;

(v)

it shall not sell, transfer or assign (by operation of law or otherwise) any Collateral except as permitted under Section 9.04 of the Credit Agreement; and

SECTION 3.2.

 [Intentionally Omitted.]

SECTION 3.3.

Receivables.

(a)

Representations and Warranties.  Each Grantor represents and warrants that no Receivable in excess of $1,000,000 individually or $5,000,000 in the aggregate is evidenced by, or constitutes, an Instrument or Chattel Paper which has not been delivered to, or otherwise subjected to the control of, the Collateral Agent to the extent required by, and in accordance with Section 3.03(c).

(b)

Covenants and Agreements:  Each Grantor hereby covenants and agrees that until the payment in full of all Secured Obligations:

(i)

it shall keep and maintain at its own cost and expense satisfactory and complete records of the Receivables in its reasonable business judgment and consistent with its past practice including, but not limited to, the originals of all documentation with respect to all such Receivables and records of all payments received and all credits granted on such Receivables, all merchandise returned and all other dealings therewith;

(ii)

it shall not amend, modify, terminate or waive any provision of any Receivable in any manner that could reasonably be expected to have a Material Adverse Effect.  Other than in the ordinary course of business as generally conducted by it and, except as otherwise provided in subsection (iii) below, during the continuance of an Event of Default, such Grantor shall not (A) grant any extension or renewal of the time of payment of any Receivable, (B) compromise or settle any dispute, claim or legal proceeding with respect to any Receivable for less than the total unpaid balance thereof, (C) release, wholly or partially, any Person liable for the payment thereof, or (D) allow any credit or discount thereon;

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(iii)

except as otherwise provided in this subsection, each Grantor shall continue to collect all amounts due or to become due to such Grantor under the Receivables and any Supporting Obligation and diligently exercise each material right it may have under any Receivable, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor or after the occurrence and during the continuance of an Event of Default, the Collateral Agent, may deem necessary or advisable.  Notwithstanding the foregoing, the Collateral Agent shall have the right at any time during the continuance of an Event of Default to notify, or require any Grantor to notify, any Account Debtor of the Collateral Agent’s security interest in the Receivables and any Supporting Obligation and, in addition, at any time following delivery by the Administrative Agent to Borrower of notice of an Event of Default, the Collateral Agent may (A) direct the Account Debtors under any Receivables to make payment of all amounts due or to become due to such Grantor thereunder directly to the Collateral Agent; (B) notify, or require any Grantor to notify, each Person maintaining a lockbox or similar arrangement to which Account Debtors under any Receivables have been directed to make payment to remit all amounts representing collections on checks and other payment items from time to time sent to or deposited in such lockbox or other arrangement directly to the Collateral Agent; and (C) enforce, at the expense of such Grantor, collection of any such Receivables and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done.  If the Collateral Agent notifies any Grantor that it has elected to collect the Receivables in accordance with the preceding sentence, any payments of Receivables received by such Grantor shall be promptly deposited by such Grantor in the exact form received, duly indorsed by such Grantor to the Collateral Agent if required, in a Securities Account or Deposit Account maintained under the sole dominion and control of the Collateral Agent, and until so turned over, all amounts and proceeds (including checks and other instruments) received by such Grantor in respect of the Receivables, any Supporting Obligation or Collateral Support shall be received in trust for the benefit of the Collateral Agent hereunder and shall be segregated from other funds of such Grantor and such Grantor shall not adjust, settle or compromise the amount or payment of any Receivable, or release wholly or partly any Account Debtor or obligor thereof, or allow any credit or discount thereon; and

(iv)

it shall use commercially reasonable efforts to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Receivable.

(c)

Delivery and Control of Receivables.  With respect to any Receivables in excess of $1,000,000 individually or $5,000,000 in the aggregate that is

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evidenced by, or constitutes, Chattel Paper or Instruments, each Grantor shall cause each originally executed copy thereof to be delivered to the Collateral Agent (or its agent or designee) appropriately indorsed to the Collateral Agent or indorsed in blank:  (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten days of such Grantor acquiring rights therein.  With respect to any Receivables in excess of $1,000,000 individually or $5,000,000 in the aggregate which would constitute “electronic chattel paper” under Article 9 of the UCC, each Grantor shall take all steps necessary to give the Collateral Agent control over such Receivables (within the meaning of Section 9-105 of the UCC):  (i) with respect to any such Receivables in existence on the date hereof, on or prior to the date hereof and (ii) with respect to any such Receivables hereafter arising, within ten days of such Grantor acquiring rights therein.  During the continuance of an Event of Default, any Receivable that is evidenced by, or constitutes, Chattel Paper or Instruments not otherwise required to be delivered or subjected to the control of the Collateral Agent in accordance with this subsection (c) shall be delivered or subjected to such control upon request of the Collateral Agent at any time following delivery by the Administrative Agent to Borrower of notice of an Event of Default.

SECTION 3.4.

Investment Related Property.

(a)

Representations and Warranties.  Each Grantor hereby represents and warrants as follows:

(i)

Schedule 3.4(A) (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Pledged Stock, “Pledged LLC Interests,” “Pledged Partnership Interests” and “Pledged Trust Interests,” respectively, all of the Pledged Stock, Pledged LLC Interests, Pledged Partnership Interests and Pledged Trust Interests owned by any Grantor and such Pledged Equity Interests constitute the percentage of issued and outstanding shares of stock, percentage of membership interests, percentage of partnership interests or percentage of beneficial interest of the respective issuers thereof indicated on such Schedule;

(ii)

it is the record and beneficial owner of the Pledged Equity Interests free of all Liens, rights or claims of other Persons other than Permitted Encumbrances and, other than the Stock Restriction Agreement, there are no outstanding warrants, options or other rights to purchase, or shareholder voting trusts or similar agreements outstanding with respect to, or property that is convertible into, or that requires the issuance or sale of, any Pledged Equity Interests;

(iii)

no consent that has not been made or obtained of any Person including any other general or limited partner, any other member of a limited liability company, any other shareholder or any other trust beneficiary is

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necessary or desirable in connection with the creation, perfection or first priority status of the security interest of the Collateral Agent in any Pledged Equity Interests or the exercise by the Collateral Agent of the voting or other rights provided for in this Agreement or the exercise of remedies in respect thereof (it being understood that the rights and exercise of remedies by the Collateral Agent with respect to the Capital Stock of Evanston Financial Inc. is subject to the Stock Restriction Agreement);

(iv)

none of the Pledged LLC Interests nor Pledged Partnership Interests with respect to any issuer which is a Subsidiary, if any, are or represent interests in issuers that are:  (a) registered as investment companies, (b) are dealt in or traded on securities exchanges or markets or (c) have opted to be treated as securities under the uniform commercial code of any jurisdiction;

(v)

Schedule 3.4(A) (as such schedule may be amended or supplemented from time to time) sets forth under the heading “Pledged Debt” all of the Pledged Debt owned by any Grantor, and all of such Pledged Debt are to the knowledge of such Grantor valid and binding obligation of the issuers thereof subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting rights of creditors and general principles of equity and is not in default and constitutes all of the issued and outstanding Indebtedness evidenced by an instrument or certificated security of the respective issuers thereof owing to such Grantor;

(vi)

Schedule 3.4(A) (as such schedule may be amended or supplemented from time to time) sets forth under the headings “Securities Accounts” and “Commodities Accounts,” respectively, all of the Securities Accounts and Commodities Accounts in which any Grantor has an interest.  The Grantors are the sole entitlement holders of each such respective Securities Account and Commodities Account, and no such Grantor has consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto) having “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over, or any other interest in, any such Securities Account or Commodity Account or any securities or other property credited thereto, except to the extent such control would constitute a Permitted Encumbrance;

(vii)

Schedule 3.4(A) (as such schedule may be amended or supplemented from time to time) sets forth under the heading “Deposit Accounts” all of the Deposit Accounts in which each Grantor has an interest and the Grantors are the sole account holders of each such respective Deposit Account and such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto) having “control” (within the meaning of Section 9-104 of the UCC) over, or any other interest in, any such Deposit Account or any money or other property deposited therein except to the extent such control would constitute a Permitted Encumbrance; and

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(viii)

subject to Section 3.04(c), each Grantor has taken all actions necessary, including those specified in Section 3.04(c), to:  (a) establish the Collateral Agent’s “control” (within the meanings of Sections 8-106 and 9-106 of the UCC) over any portion of the Investment Related Property constituting Certificated Securities, Uncertificated Securities, Securities Accounts or Commodities Accounts (each as defined in the UCC); (b) except as otherwise in accordance with the last sentence of Section 3.04(c) hereof, establish the Collateral Agent’s “control” (within the meaning of Section 9-104 of the UCC) over all Deposit Accounts; and (c) to deliver all Instruments to the Collateral Agent.

(b)

Covenants and Agreements.  Each Grantor hereby covenants and agrees that until the payment in full of all Secured Obligations and termination of all Commitments:

(i)

without the prior written consent of the Collateral Agent, it shall not vote to enable or take any other action to:  (a) amend or terminate any partnership agreement, limited liability company agreement, certificate of incorporation, by-laws or other organizational documents in any way that materially and adversely affects the validity, perfection or priority of the Collateral Agent’s security interest, (b) other than as permitted under the Credit Agreement, permit any issuer of any Pledged Equity Interest which is a Subsidiary to issue any additional stock, partnership interests, limited liability company interests or other equity interests of any nature or to issue securities convertible into or granting the right of purchase or exchange for any stock or other equity interest of any nature of such issuer, (c) other than as permitted under the Credit Agreement, permit any issuer of any Pledged Equity Interest which is a Subsidiary to dispose of all or a material portion of their assets, (d) during the continuance of an Event of Default waive any material default under or breach of any material terms of any organizational document relating to the issuer of any Pledged Equity Interest or the terms of any Pledged Debt, or (e) cause any issuer of any Pledged Partnership Interests or Pledged LLC Interests in each case which is a Subsidiary which are not securities (for purposes of the UCC) on the date hereof to elect or otherwise take any action to cause such Pledged Partnership Interests or Pledged LLC Interests to be treated as securities for purposes of the UCC or to cause the issuance of certificates or other evidence of Pledged Partnership Interests or Pledged LLC Interests, respectively, in such Grantor without the consent of the Collateral Agent; provided, however, that notwithstanding the foregoing, if any issuer of any Pledged Partnership Interests or Pledged LLC Interests takes any such action in violation of the foregoing in this clause (e), such Grantor shall promptly notify the Collateral Agent in writing of any such election or action and, in such event, shall take all steps necessary or advisable to establish the Collateral Agent’s “control” thereof;

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(ii)

in the event it acquires rights in any Investment Related Property after the date hereof, it shall promptly deliver to the Collateral Agent a completed Pledge Supplement, together with all Supplements to Schedules thereto, reflecting such new Investment Related Property and all other Investment Related Property.  Notwithstanding the foregoing, it is understood and agreed that the security interest of the Collateral Agent shall attach to all Investment Related Property immediately upon any Grantor’s acquisition of rights therein and shall not be affected by the failure of any Grantor to deliver a supplement to Schedule 3.4 as required hereby;

(iii)

except as provided in the next sentence or in the Credit Agreement, in the event such Grantor receives any dividends, interest or distributions on any Investment Related Property, or any securities or other property upon the merger, consolidation, liquidation or dissolution of any issuer of any Investment Related Property, then (a) such dividends, interest or distributions and securities or other property shall be included in the definition of Collateral without further action and (b) such Grantor shall within ten days take all steps, if any, necessary or advisable to ensure the validity, perfection, priority and, if applicable, control of the Collateral Agent over such Investment Related Property (including delivery thereof to the Collateral Agent) and pending any such action such Grantor shall be deemed to hold such dividends, interest, distributions, securities or other property in trust for the benefit of the Collateral Agent and shall be segregated from all other property of such Grantor.  Notwithstanding the foregoing, so long as no Event of Default shall have occurred and be continuing, the Collateral Agent authorizes each Grantor to retain all cash dividends and distributions and all payments of interest and principal;

(iv)

it shall comply in all material respects with all of its obligations under any partnership agreement or limited liability company agreement relating to Pledged Partnership Interests or Pledged LLC Interests and shall enforce in all material respects all of its rights with respect to any Investment Related Property;

(v)

it shall notify the Collateral Agent of any default under any Pledged Debt that has caused, either in any case or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(vi)

without the prior written consent of the Collateral Agent or as permitted under the Credit Agreement, it shall not permit any issuer of any Pledged Equity Interest which is a Subsidiary to merge or consolidate unless all the outstanding capital stock or other equity interests of the surviving or resulting corporation, limited liability company, partnership or other entity is, upon such merger or consolidation, pledged hereunder and no cash, securities or other

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property is distributed in respect of the outstanding equity interests of any other constituent company; provided that if the surviving or resulting company upon any such merger or consolidation involving an issuer which is a Foreign Entity or a Domestic Subsidiary that has no material assets other than Capital Stock of or other Investments in one or more Foreign Entity, then such Grantor shall only be required to pledge equity interests in accordance with Section 1.04 hereof; and

(vii)

each Grantor consents to the grant by each other Grantor of a security interest in all Investment Related Property to the Collateral Agent and, subject to the terms of the applicable partnership agreement or limited liability company agreement or operating agreement, to the transfer of any Pledged Partnership Interest and any Pledged LLC Interest to the Collateral Agent or its nominee following an Event of Default and to the substitution of the Collateral Agent or its nominee as a partner in any partnership or as a member in any limited liability company with all the rights and powers related thereto.

(c)

Delivery and Control.  Each Grantor agrees that with respect to (i) any Investment Related Property in which it currently has rights (other than the Capital Stock) it shall comply with the provisions of this Section 3.04(c) on or before the Closing Date, (ii) with respect to the Capital Stock it shall comply with the provisions of this Section 3.04(c) on or before the 31st day following the Closing Date and (iii) with respect to any Investment Related Property hereafter acquired by such Grantor it shall comply with the provisions of this Section 3.04(c) within ten days upon acquiring rights therein, in each case in form and substance reasonably satisfactory to the Collateral Agent.  With respect to any Investment Related Property that is represented by a certificate or that is an “instrument” (other than any Investment Related Property credited to a Securities Account) it shall cause such certificate or instrument to be delivered to the Collateral Agent, indorsed in blank by an “effective indorsement” (as defined in Section 8-107 of the UCC), regardless of whether such certificate constitutes a “certificated security” for purposes of the UCC.  With respect to any Investment Related Property that is an “uncertificated security” for purposes of the UCC (other than any “uncertificated securities” credited to a Securities Account), it shall use commercially reasonable efforts to cause the issuer of such uncertificated security to either (i) register the Collateral Agent as the registered owner thereof on the books and records of the issuer or (ii) execute an Uncertificated Securities Control Agreement pursuant to which such issuer agrees to comply with the Collateral Agent’s instructions with respect to such uncertificated security without further consent by such Grantor.  With respect to any Investment Related Property consisting of Securities Accounts, Securities Entitlements or Commodities Accounts, it shall use commercially reasonable efforts to cause the securities intermediary maintaining such Securities Account, Securities Entitlements or Commodities Accounts to execute a Securities Account Control Agreement (or, in the case of Commodities Accounts, a substantially similar agreement in form and substance reasonably acceptable to the Collateral Agreement) pursuant to which it shall agree to comply with the Collateral Agent’s “entitlement orders” during the continuance of an Event of Default without further consent by such Grantor.  With respect to any

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Investment Related Property that is a “Deposit Account,” it shall use commercially reasonable efforts to cause the depositary institution maintaining such account to enter into a Deposit Account Control Agreement pursuant to which the Collateral Agent shall have “control” (within the meaning of Section 9-104 of the UCC) over such Deposit Account.  Each Grantor shall have entered into such control agreement or agreements with respect to:  (i) any Securities Accounts, Securities Entitlements or Deposit Accounts that exist on the Closing Date, as soon as practicable and in no event later than October 31, 2006, or at such other reasonable period agreed to by the Collateral Agent and (ii) any Securities Accounts, Securities Entitlements or Deposit Accounts that are created or acquired after the Closing Date, as of or prior to the deposit or transfer of any such Securities Entitlements or funds, whether constituting moneys or investments, into such Securities Accounts or Deposit Accounts.  In addition to the foregoing, if any issuer of any Investment Related Property having a fair market value in excess of $2,000,000 is located in a jurisdiction outside of the United States, each Grantor shall take such reasonable additional actions, including using commercially reasonable efforts to cause the issuer to register the pledge on its books and records or making such filings or recordings, in each case as may be necessary under the laws of such issuer’s jurisdiction to insure the validity, perfection and priority of the security interest of the Collateral Agent.  During the continuance of an Event of Default, the Collateral Agent shall have the right, with prior written notice to any Grantor, to transfer all or any portion of the Investment Related Property to its name or the name of its nominee or agent.  In addition, during the continuance of an Event of Default the Collateral Agent shall have the right at any time, without notice to any Grantor, to exchange any certificates or instruments representing any Investment Related Property for certificates or instruments of smaller or larger denominations.

(d)

Voting and Distributions.

(i)

So long as an Event of Default shall have not have occurred and be continuing:

(A)

except as otherwise provided in Section 3.04(b)(i) of this Agreement, each Grantor shall be entitled to exercise or refrain from exercising any and all voting and other consensual rights pertaining to the Investment Related Property or any part thereof, provided that no Grantor shall exercise or refrain from exercising any such right (1) that would have a Material Adverse Effect; or (2) for any purpose inconsistent with the terms of this Agreement or the Credit Agreement; it being understood, however, that for the purpose of clause (1) above neither the voting by such Grantor of any Pledged Stock for, or such Grantor’s consent to, the election of directors (or similar governing body) at any meeting of stockholders or action by written consent in lieu thereof or with respect to incidental matters at any such meeting or in such consent, nor such Grantor’s consent to or approval of any action otherwise permitted under this Agreement and the Credit Agreement, shall be deemed

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inconsistent with the terms of this Agreement or the Credit Agreement within the meaning of this Section 3.04(d)(i)(A); and

(B)

the Collateral Agent shall promptly execute and deliver (or cause to be executed and delivered) to each Grantor all proxies, and other instruments as such Grantor may from time to time reasonably request for the purpose of enabling such Grantor to exercise the voting and other consensual rights when and to the extent which it is entitled to exercise pursuant to clause (A) above;

(ii)

Upon the occurrence and during the continuation of an Event of Default:

(A)

all rights of each Grantor to exercise or refrain from exercising the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease and all such rights shall thereupon become vested in the Collateral Agent who shall thereupon have the sole right but not the obligation to exercise such voting and other consensual rights; and

(B)

in order to permit the Collateral Agent to exercise the voting and other consensual rights which it may be entitled to exercise pursuant hereto and to receive all dividends and other distributions which it may be entitled to receive hereunder:  (A) each Grantor shall promptly execute and deliver (or cause to be executed and delivered) to the Collateral Agent all proxies, dividend payment orders and other instruments as the Collateral Agent may from time to time reasonably request and (B) each Grantor acknowledges that the Collateral Agent may utilize the power of attorney set forth in Section 5.01.

(e)

U.S. Broker-Dealer Subsidiaries.  Notwithstanding any contrary provision of this Agreement,  (i) no U.S. Broker-Dealer Subsidiary shall be a party to the Credit Agreement or the Security Agreement or have any obligations thereunder and (ii) the Collateral Agent and the Secured Creditors acknowledge that the exercise of any rights and remedies hereunder with respect to the capital stock of or other interests in any U.S Broker-Dealer Subsidiary will be subject to the receipt of any approvals from any applicable SRO  (including, without limitation, the New York Stock Exchange) then required for the exercise of such rights and remedies.

SECTION 3.5.

Material Contracts.

(a)

Representations and Warranties.  Each Grantor hereby represents and warrants as follows:

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(i)

Schedule 3.5 (as such schedule may be amended or supplemented from time to time) sets forth all of the Material Contracts to which such Grantor has rights;

(ii)

the Material Contracts, true and complete copies (including any amendments or supplements thereof) of which have been furnished to the Collateral Agent, have been duly authorized, executed and delivered by the Grantors and, to the knowledge of the Grantors, the other parties thereto, are in full force and effect and are binding upon and enforceable against the Grantors and, to the knowledge of the Grantors, the other parties thereto in accordance with their respective terms subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting rights of creditors generally and general principles of equity.

(b)

Covenants and Agreements.  Each Grantor hereby covenants and agrees that until the payment in full of the Secured Obligations and termination of all Commitments:

(i)

during the continuance of an Event of Default, in addition to any rights under Section 3.03, the Collateral Agent may if it deems reasonably necessary at any time notify, or require any Grantor to so notify, the counterparty on any Material Contract of the security interest of the Collateral Agent therein.  In addition, after the occurrence and during the continuance of an Event of Default, the Collateral Agent may upon written notice to the applicable Grantor, notify, or require any Grantor to notify, the counterparty to make all payments under the Material Contracts directly to the Collateral Agent;

(ii)

after the occurrence and during the continuance of an Event of Default, each Grantor shall deliver promptly to the Collateral Agent a copy of each material demand, notice or document received by it relating in any way to any Material Contract;

(iii)

it shall perform in all material respects all of its obligations with respect to the Material Contracts except where failure to do so could not reasonably be expected to have a Material Adverse Effect;

(iv)

it shall in its reasonable business judgment and consistent with its past practice exercise each material right it may have under any Material Contract, any Supporting Obligation or Collateral Support, in each case, at its own expense, and in connection with such collections and exercise, such Grantor shall take such action as such Grantor or after the occurrence and during the continuance of an Event of Default, the Collateral Agent may deem necessary or advisable;

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(v)

it shall use its commercially reasonable business judgment in deciding whether or not to keep in full force and effect any Supporting Obligation or Collateral Support relating to any Material Contract.

SECTION 3.6.

Letter of Credit Rights.

(a)

Representations and Warranties.  Each Grantor hereby represents and warrants as follows:

(i)

all letters of credit in excess of $1,000,000 to which such Grantor is a beneficiary and has rights are listed on Schedule 3.6 (as such schedule may be amended or supplemented from time to time) hereto; and

(ii)

such Grantor has not consented to, and is not otherwise aware of, any Person (other than the Collateral Agent pursuant hereto) having “control” (within the meaning of Section 9-104 of the UCC) over, or any other interest in such Grantor’s rights in respect thereof.

(b)

Covenants and Agreements.  Each Grantor hereby covenants and agrees that, until the payment in full of all Secured Obligations with respect to any letter of credit in excess of $1,000,000 hereafter arising to which such Grantor is a beneficiary, it shall use commercially reasonable efforts to obtain the consent of the issuer thereof to the assignment of the proceeds of the letter of credit to the Collateral Agent and shall promptly deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto.

SECTION 3.7.

Intellectual Property.

(a)

Representations and Warranties.  Except as disclosed in Schedule 3.7(H) (as such schedule may be amended or supplemented from time to time), each Grantor hereby represents and warrants as follows:

(i)

Schedule 3.7(A) (as such schedule may be amended or supplemented from time to time) sets forth a true and complete list of (i) all material United States, state and foreign registrations of and applications for Patents, Trademarks, and Copyrights owned by each Grantor and material to the business of each Grantor and (ii) all Patent Licenses, Trademark Licenses and Copyright Licenses material to the business of each Grantor;

(ii)

it has executed and delivered to the Collateral Agent Intellectual Property Security Interest Assignments for all registered or material Copyrights, Patents and Trademarks owned by such Grantor, including, but not

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limited to, all Copyrights, Patents and Trademarks on Schedule 3.7 (as such schedule may be amended or supplemented from time to time);

(iii)

it is the sole and exclusive owner of the entire right, title, and interest in and to or has the valid right to use the Intellectual Property on Schedule 3.7 (as such schedule may be amended or supplemented from time to time) listed under its respective name, and owns or has right to use all other material Intellectual Property used in or necessary to conduct its business, as currently conducted free and clear of all Liens, claims, encumbrances and licenses, except for Permitted Encumbrances and exclusive licenses and nonexclusive licenses granted in the ordinary course of business (as each may be amended or supplemented from time to time);

(iv)

to its knowledge, all Intellectual Property owned by such Grantor is subsisting and has not been adjudged invalid or unenforceable, in whole or in part, except as could not reasonably be expected to have a Material Adverse Effect or result in Material Impairment, and each Grantor has performed all acts and has paid all renewal, maintenance, and other fees and taxes required to maintain each and every registration and application of material Intellectual Property owned by such Grantor in full force and effect, except to the extent that a particular Patent, Trademark or Copyright is no longer material or necessary to the business of such Grantor;

(v)

all material Intellectual Property owned by such Grantor is valid and to its knowledge, enforceable in all material respects; no holding, decision, or judgment has been rendered in any action or proceeding before any court or administrative authority challenging the validity of, such Grantor’s right to register, or such Grantor’s rights to own or use, any Intellectual Property except as could not reasonably be expected to have a Material Adverse Effect or result in Material Impairment and no such action or proceeding is pending or, to such Grantor’s knowledge, threatened except as disclosed in Schedule 3.7(H) (as such schedule may be amended or supplemented from time to time);

(vi)

all registrations and applications for Copyrights, Patents and Trademarks owned by such Grantor are standing in the name of such Grantor, and none of the material Trademarks, Patents, Copyrights or Trade Secret Collateral owned by such Grantor has been licensed to any affiliate or third party, except exclusive and nonexclusive licenses granted in the ordinary course of business (as each may be amended or supplemented from time to time);

(vii)

it has been using appropriate statutory notice of registration in connection with its use of registered Trademarks, proper marking practices in connection with the use of Patents, and appropriate notice of copyright in connection with the publication of Copyrights material to the business of such Grantor;

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(viii)

it uses adequate standards of quality in the manufacture, distribution, and sale of all products sold and in the provision of all services rendered under or in connection with all material Trademarks and has taken all commercially reasonable action necessary to insure that all licensees of such Trademarks owned by such Grantor use such adequate standards of quality;

(ix)

to its knowledge, the conduct of its business does not infringe upon any trademark, patent, copyright, trade secret or similar intellectual property right owned or controlled by a third party; no written claim has been made to such Grantor that the use of any material Intellectual Property owned or used by such Grantor (or any of its respective licensees) violates the asserted rights of any third party except as could not reasonably be expected to have a Material Adverse Effect or result in a Material Impairment;

(x)

to its knowledge, no third party is infringing upon any material Intellectual Property owned or used by such Grantor, or any of its respective licensees, in any material respect;

(xi)

no settlement or consents, covenants not to sue, nonassertion assurances, or releases have been entered into by such Grantor or to which such Grantor is bound that adversely affect its rights to own or use any Intellectual Property except as would not have a Material Adverse Effect or result in a Material Impairment, in each case individually or in the aggregate; and

(xii)

such Grantor has not made a previous assignment, sale, transfer or agreement constituting a present or future assignment, sale or transfer of any material Intellectual Property for purposes of granting a security interest or as Collateral that has not been terminated or released.  There is no effective financing statement or other document or instrument now executed, or on file or recorded in any public office, granting a security interest in or otherwise encumbering any part of the Intellectual Property, other than in favor of the Collateral Agent or Permitted Encumbrances.

(b)

Covenants and Agreements.  Each Grantor hereby covenants and agrees as follows until the payment in full of the Secured Obligations and termination of the Commitments:

(i)

it shall not do any act or omit to do any act whereby any of the Intellectual Property which is material to the business of such Grantor may lapse, or become abandoned, dedicated to the public, or unenforceable, or which would adversely affect the validity, grant, or enforceability of the security interest granted therein, except to the extent that a particular item of Intellectual Property is no longer material or necessary to the business of such Grantor;

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(ii)

if consistent with reasonable commercial judgment, it shall not, with respect to any Trademarks which are material to the business of such Grantor, cease the use of any of such Trademarks or fail to maintain the level of the quality of products sold and services rendered under any of such Trademark at a level at least substantially consistent with the quality of such products and services as of the date hereof, and each Grantor shall take all commercially reasonable steps necessary to ensure that licensees of such Trademarks use such consistent standards of quality, except to the extent that a Trademark is no longer material or necessary to the business of such Grantor;

(iii)

it shall promptly notify the Collateral Agent if it knows or has reason to know that any item of the Intellectual Property that is material to the business of such Grantor may become (A) abandoned or dedicated to the public or placed in the public domain, (B) invalid or unenforceable, or (C) subject to any material adverse determination or development (including the institution of proceedings) in any action or proceeding in the United States Patent and Trademark Office, the United States Copyright Office, any state registry, any foreign counterpart of the foregoing, or any court;

(iv)

it shall take all commercially reasonable steps in the United States Patent and Trademark Office, the United States Copyright Office, any state registry or any foreign counterpart of the foregoing, to pursue any material application and maintain any registration of each Trademark, Patent, and Copyright owned by such Grantor the maintenance or registration of which is material to its business including, but not limited to, those items on Schedule 3.7(A) (as each may be amended or supplemented from time to time);

(v)

in the event that any material Intellectual Property owned by or exclusively licensed to such Grantor is infringed, misappropriated, or diluted by a third party in any material respect, such Grantor shall promptly take all commercially reasonable actions to protect such Intellectual Property including, but not limited to, the initiation of a suit for injunctive relief where appropriate and to recover damages;

(vi)

it shall promptly (but in no event more than thirty days after the end of each quarterly period of the fiscal year in which such Grantor obtains knowledge thereof) report to the Collateral Agent (A) the filing of any application to register any Intellectual Property with the United States Patent and Trademark Office, the United States Copyright Office, or any state registry or foreign counterpart of the foregoing (whether such application is filed by such Grantor or through any agent, employee, licensee, or designee thereof) and (B) the registration of any Intellectual Property by any such office, in each case by executing and delivering to the Collateral Agent a completed Pledge

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Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto;

(vii)

it shall, promptly upon the reasonable request of the Collateral Agent, execute and deliver to the Collateral Agent Intellectual Property Security Interest Assignments and such other document reasonably required to acknowledge, confirm, register, record, or perfect the Collateral Agent’s interest in any part of the Intellectual Property, whether now owned or hereafter acquired;

(viii)

except with the prior consent of the Collateral Agent or as permitted under the Credit Agreement, (A) no Grantor shall execute, and there will not be on file in any public office, any financing statement or other document or instruments which remain in effect, except financing statements or other documents or instruments filed or to be filed in favor of the Collateral Agent and (B) such Grantor shall not sell, assign, transfer, grant any option, or create or suffer to exist any Lien upon or with respect to the Intellectual Property, except for the Lien created by and under this Security Agreement and the other Loan Documents or Permitted Encumbrances and any licenses granted in the ordinary course of business;

(ix)

it shall hereafter use commercially reasonable efforts so as not to permit the inclusion in any contract to which it hereafter becomes a party of any provision that could or might in any way materially impair or prevent the creation of a security interest in, or the assignment of, such Grantor’s rights and interests in any property included within the definitions of any Intellectual Property material to its business acquired under such contracts;

(x)

it shall take all commercially reasonable steps to protect the secrecy of all Trade Secrets relating to the products and services sold or delivered under or in connection with the Intellectual Property material to its business, including, for example, entering into confidentiality agreements with key employees and labeling and restricting access to secret information and documents, except to the extent that a Trade Secret is no longer material or necessary to the business of such Grantor;

(xi)

it shall use all necessary and proper statutory notice in connection with its use of any of the Intellectual Property material to its business; and

(xii)

it shall continue to collect, at its own expense, all amounts due or to become due to such Grantor in respect of the Intellectual Property material to its business or any portion thereof.  In connection with such collections, such Grantor may take such action as such Grantor or after the occurrence and during the continuance of an Event of Default, the Collateral Agent may deem reasonably necessary or advisable to enforce collection of such amounts.

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SECTION 3.8.

Commercial Tort Claims.

(a)

Representations and Warranties.  Each Grantor hereby represents and warrants that Schedule 3.8 (as such schedule may be amended or supplemented from time to time) sets forth all Commercial Tort Claims in excess of $5,000,000 individually of each Grantor.

(b)

Covenants and Agreements.  Each Grantor hereby covenants and agrees that until the payment in full of the Secured Obligations and termination of all Commitments with respect to any Commercial Tort Claim of such Grantor in excess of $5,000,000 individually hereafter arising it shall deliver to the Collateral Agent a completed Pledge Supplement, substantially in the form of Exhibit A attached hereto, together with all Supplements to Schedules thereto, identifying such new Commercial Tort Claims.

ARTICLE IV
FURTHER ASSURANCES;
ADDITIONAL GRANTORS

SECTION 4.1.

Further Assurances.

(a)

Each Grantor agrees that from time to time, at the expense of such Grantor, that it shall promptly execute and deliver all further instruments and documents, and take all further action, that may be  reasonably necessary, or that the Collateral Agent may reasonably request, in order to create and/or maintain the validity, perfection or priority of and protect any security interest granted or purported to be granted hereby or to enable the Collateral Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral. Without limiting the generality of the foregoing, each Grantor shall:

(i)

file such financing or continuation statements, or amendments thereto, and execute and deliver such other agreements, instruments, endorsements, powers of attorney or notices, as may be necessary, or as the Collateral Agent may reasonably request, in order to perfect and preserve the security interests granted or purported to be granted hereby;

(ii)

take all actions reasonably necessary to ensure the recordation of appropriate evidence of the liens and security interest granted hereunder in the Intellectual Property material to the business of any Grantor with any intellectual property registry in the United States in which said material Intellectual Property is registered or in which an application for registration is pending including the United States Patent and Trademark Office, the United States Copyright Office and the various Secretaries of State; and

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(iii)

at the Collateral Agent’s request, appear in and defend any action or proceeding that may affect such Grantor’s title to or the Collateral Agent’s security interest in all or any material part of the Collateral.

(b)

Each Grantor hereby authorizes the Collateral Agent to file a Record or Records, including financing or continuation statements, and amendments thereto, in all jurisdictions and with all filing offices as the Collateral Agent may determine, in its sole discretion, are necessary or advisable to perfect the security interest granted to the Collateral Agent herein.  Such financing statements may describe the Collateral in the same manner as described herein or may contain an indication or description of collateral that describes such property in any other manner as the Collateral Agent may determine, in its sole discretion, is necessary, advisable or prudent to ensure the perfection of the security interest in the Collateral granted to the Collateral Agent herein, including describing such property as “all assets” or “all personal property.”  Each Grantor shall furnish to the Collateral Agent from time to time statements and schedules further identifying and describing the Collateral and such other reports in connection with the Collateral as the Collateral Agent may reasonably request, all in reasonable detail.

(c)

Each Grantor hereby authorizes the Collateral Agent to modify this Agreement after obtaining such Grantor’s approval of or signature to such modification by amending Schedule 3.7 (as such schedule may be amended or supplemented from time to time) to include reference to any right, title or interest in any existing Intellectual Property or any Intellectual Property acquired or developed by any Grantor after the execution hereof or to delete any reference to any right, title or interest in any Intellectual Property in which any Grantor no longer has or claims any right, title or interest.

SECTION 4.2.

Additional Grantors.  From time to time subsequent to the date hereof, additional Persons may become parties to this Agreement as additional Grantors (each, an “Additional Grantor”), by executing a counterpart agreement (each, a “Counterpart Agreement”).  Upon delivery of any such Counterpart Agreement to the Collateral Agent, notice of which is hereby waived by Grantors, each Additional Grantor shall be a Grantor and shall be as fully a party hereto as if Additional Grantor were an original signatory hereto.  Each Additional Grantor shall deliver to the Collateral Agent, together with such Counterpart Agreement, a completed Pledge Supplement together with all Supplements to Schedules thereto, reflecting all personal property to which it has rights that will be deemed Collateral pursuant to Section 1.03.  Each Grantor expressly agrees that its obligations arising hereunder shall not be affected or diminished by the addition or release of any other Grantor hereunder, nor by any election of Collateral Agent not to cause any Subsidiary of the Borrower to become an Additional Grantor hereunder.

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ARTICLE V
COLLATERAL AGENT APPOINTED ATTORNEY-IN-FACT

SECTION 5.1.

Power of Attorney.  Each Grantor hereby irrevocably appoints the Collateral Agent (such appointment being coupled with an interest) as such Grantor’s attorney-in-fact, with full authority in the place and stead of such Grantor and in the name of such Grantor, the Collateral Agent or otherwise, from time to time in the Collateral Agent’s reasonable discretion to take any action and to execute any instrument that the Collateral Agent may deem reasonably necessary or advisable to accomplish the purposes of this Agreement, including the following:

(a)

upon the occurrence and during the continuance of any Event of Default, to obtain and adjust insurance required to be maintained by such Grantor or paid to the Collateral Agent pursuant to the Credit Agreement;

(b)

upon the occurrence and during the continuance of any Event of Default, to ask for, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Collateral;

(c)

upon the occurrence and during the continuance of any Event of Default, to receive, endorse and collect any drafts or other instruments, documents and chattel paper in connection with clause (b) above;

(d)

upon the occurrence and during the continuance of any Event of Default, to file any claims or take any action or institute any proceedings that the Collateral Agent may deem necessary or desirable for the collection of any of the Collateral or otherwise to enforce the rights of the Collateral Agent with respect to any of the Collateral;

(e)

to prepare and file any UCC financing statements against such Grantor as debtor;

(f)

upon the occurrence and during the continuance of any Event of Default, to prepare, sign, and file for recordation in any intellectual property registry, appropriate evidence of the lien and security interest granted herein in the Intellectual Property in the name of such Grantor as assignor;

(g)

upon the occurrence and during the continuance of any Event of Default, to take or cause to be taken all actions necessary to perform or comply or cause performance or compliance with the terms of this Agreement, including access to pay or discharge taxes or Liens (other than Permitted Encumbrances) levied or placed upon or threatened against the Collateral, the legality or validity thereof and the amounts necessary to discharge the same to be determined by the Collateral Agent in its sole

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discretion, any such payments made by the Collateral Agent to become obligations of such Grantor to the Collateral Agent, due and payable immediately without demand; and

(h)

upon the occurrence and during the continuance of any Event of Default, generally, to the extent permitted by applicable law, to sell, transfer, pledge, make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though the Collateral Agent were the absolute owner thereof for all purposes, and to do, at the Collateral Agent’s option and such Grantor’s expense, at any time or from time to time, all acts and things that, to the extent permitted by applicable law, the Collateral Agent deems reasonably necessary to protect, preserve or realize upon the Collateral and the Collateral Agent’s security interest therein in order to effect the intent of this Agreement, all as fully and effectively as such Grantor might do.

SECTION 5.2.

No Duty on the Part of Collateral Agent or Secured Creditors.  The powers conferred on the Collateral Agent hereunder are solely to protect the interests of the Secured Creditors in the Collateral and, except as otherwise provided by applicable law, shall not impose any duty upon the Collateral Agent or any Secured Creditor to exercise any such powers.  The Collateral Agent and the Secured Creditors shall be accountable only for amounts that they actually receive as a result of the exercise of such powers, and neither they nor any of their or their affiliates’ officers, directors, employees or agents shall be responsible to any Grantor for any act or failure to act hereunder, except for their own gross negligence or willful misconduct.

ARTICLE VI
REMEDIES

SECTION 6.1.

Generally.

(a)

During the continuance of an Event of Default, following delivery by the Administrative Agent to Borrower of notice of an Event of Default, the Collateral Agent may exercise in respect of the Collateral, in addition to all other rights and remedies provided for herein or otherwise available to it at law or in equity, all the rights and remedies of a secured party under the UCC (whether or not the UCC applies to the affected Collateral) to collect, enforce or satisfy any Secured Obligations then owing, whether by acceleration or otherwise, and also may pursue any of the following separately, successively or simultaneously:

(i)

require any Grantor to, and each Grantor hereby agrees that it shall at its expense and promptly upon request of the Collateral Agent forthwith, assemble all or part of the Collateral as directed by the Collateral Agent and make it available to the Collateral Agent at a place to be designated by the Collateral Agent that is reasonably convenient to both parties;

(ii)

enter onto the property where any Collateral is located and take possession thereof with or without judicial process;

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(iii)

prior to the disposition of the Collateral, store, process, repair or recondition the Collateral or otherwise prepare the Collateral for disposition in any manner to the extent the Collateral Agent deems appropriate; and

(iv)

without notice except as specified below or under the UCC or other applicable law, sell, assign, lease, license (on an exclusive or nonexclusive basis) or otherwise dispose of the Collateral or any part thereof in one or more parcels at public or private sale, at any of the Collateral Agent’s offices or elsewhere, for cash, on credit or for future delivery, at such time or times and at such price or prices and upon such other terms as the Collateral Agent may deem commercially reasonable.

(b)

The Collateral Agent or any Secured Creditor may be the purchaser of any or all of the Collateral at any public or private (to the extent such portion of the Collateral being privately sold is of a kind that is customarily sold on a recognized market or the subject of widely distributed standard price quotations) sale in accordance with the UCC and other applicable law and the Collateral Agent, as collateral agent for and representative of the Secured Creditors, shall be entitled, for the purpose of bidding and making settlement or payment of the purchase price for all or any portion of the Collateral sold at any such sale made in accordance with the UCC, to use and apply any of the Secured Obligations as a credit on account of the purchase price for any Collateral payable by the Collateral Agent at such sale.  Each purchaser at any such sale shall hold the property sold absolutely free from any claim or right on the part of any Grantor, and each Grantor hereby waives (to the extent permitted by applicable law) all rights of redemption, stay and/or appraisal which it now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.  Each Grantor agrees that, to the extent notice of sale shall be required by law (and unless otherwise provided by applicable law), at least ten days notice to such Grantor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification.  The Collateral Agent shall not be obligated to make any sale of Collateral regardless of notice of sale having been given.  The Collateral Agent may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned.  Each Grantor agrees that it would not be commercially unreasonable for the Collateral Agent to dispose of the Collateral or any portion thereof by using Internet sites that provide for the auction of assets of the types included in the Collateral or that have the reasonable capability of doing so, or that match buyers and sellers of assets.  Each Grantor hereby waives any claims against the Collateral Agent and the Secured Creditors arising by reason of the fact that the price at which any Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale, even if the Collateral Agent accepts the first offer received and does not offer such Collateral to more than one offeree, provided

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that this sentence shall not restrict the operation of Section 9-615(f) of the UCC or other applicable law.  If the proceeds of any sale or other disposition of the Collateral are insufficient to pay all the Secured Obligations, Grantors shall be liable for the deficiency and the reasonable fees of any attorneys employed by the Collateral Agent to collect such deficiency.  Each Grantor further agrees that a breach of any of the covenants contained in this Section will cause irreparable injury to the Collateral Agent, that the Collateral Agent has no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section shall be specifically enforceable against such Grantor, and such Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no default has occurred giving rise to the Secured Obligations becoming due and payable prior to their stated maturities.  Nothing in this Section shall in any way alter the rights of the Collateral Agent hereunder.

(c)

The Collateral Agent may sell the Collateral without giving any warranties as to the Collateral.  The Collateral Agent may specifically disclaim or modify any warranties of title or the like.  This procedure will not be considered to adversely effect the commercial reasonableness of any sale of the Collateral.

(d)

If the Collateral Agent sells any of the Collateral on credit, the Secured Obligations will be credited only with payments actually made by the purchaser and received by the Collateral Agent and applied to the indebtedness of the purchaser.  In the event the purchaser fails to pay for the Collateral, the Collateral Agent may resell the Collateral.

(e)

The Collateral Agent shall have no obligation to marshall any of the Collateral.

SECTION 6.2.

Investment Related Property.

(a)

Each Grantor recognizes that, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws, the Collateral Agent may be compelled, with respect to any sale of all or any part of the Investment Related Property conducted without prior registration or qualification of such Investment Related Property under the Securities Act and/or such state securities laws, to limit purchasers to those who will agree, among other things, to acquire the Investment Related Property for their own account, for investment and not with a view to the distribution or resale thereof.  Each Grantor acknowledges that any such private sale may be at prices and on terms less favorable than those obtainable through a public sale without such restrictions (including a public offering made pursuant to a registration statement under the Securities Act) and, notwithstanding such circumstances, each Grantor agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Collateral Agent shall have no obligation to engage in public sales and no obligation to delay the sale of any Investment Related Property for the period of time necessary to permit the issuer thereof to register it for a form of public sale requiring registration

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under the Securities Act or under applicable state securities laws, even if such issuer would, or should, agree to so register it.  If the Collateral Agent determines to exercise its right to sell any or all of the Investment Related Property, upon written request, each Grantor shall and shall cause each issuer of any Pledged Stock to be sold hereunder, each partnership and each limited liability company from time to time to furnish to the Collateral Agent all such information as the Collateral Agent may request in order to determine the number and nature of interest, shares or other instruments included in the Investment Related Property which may be sold by the Collateral Agent in exempt transactions under the Securities Act and the rules and regulations of the Securities and Exchange Commission thereunder, as the same are from time to time in effect.

(b)

During the continuance of an Event of Default, following delivery by the Administrative Agent to Borrower of notice of an Event of Default, the Collateral Agent shall have the right to apply the balance from any Deposit Account or instruct the bank at which any Deposit Account is maintained to pay the balance of any Deposit Account to or for the benefit of the Collateral Agent.

SECTION 6.3.

Intellectual Property.

(a)

Anything contained herein to the contrary notwithstanding, during the continuance of an Event of Default, following delivery by the Administrative Agent to Borrower of notice of an Event of Default:

(i)

the Collateral Agent shall have the right (but not the obligation) to bring suit or otherwise commence any action or proceeding in the name of any Grantor, the Collateral Agent or otherwise, in the Collateral Agent’s sole discretion, to enforce any Intellectual Property owned by a Grantor, in which event such Grantor shall, at the request of the Collateral Agent, do any and all lawful acts and execute any and all documents reasonably required by the Collateral Agent in aid of such enforcement and such Grantor shall promptly, upon demand, reimburse and indemnify the Collateral Agent and the Secured Creditors as provided in Section 14.18 of the Credit Agreement in connection with the exercise of its rights under this Section, and, to the extent that the Collateral Agent shall elect not to bring suit to enforce any material Intellectual Property owned by such Grantor as provided in this Section, each Grantor agrees to use all commercially reasonable efforts, whether by action, suit, proceeding or otherwise, to prevent the infringement of any of the Intellectual Property owned by such Grantor by others if appropriate in such Grantor’s reasonable commercial judgment;

(ii)

upon written demand from the Collateral Agent, each Grantor shall grant, assign, convey or otherwise transfer to the Collateral Agent all of such Grantor’s right, title and interest in and to the Intellectual Property and shall execute and deliver to the Collateral Agent such documents as are necessary or appropriate to carry out the intent and purposes of this Agreement;

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(iii)

each Grantor agrees that such an assignment and/or recording shall be applied to reduce the Secured Obligations outstanding only to the extent that the Collateral Agent (or any Lender or any Hedging Agreement Provider) receives cash proceeds in respect of the sale of, or other realization upon, the Intellectual Property;

(iv)

the Collateral Agent shall have the right to notify, or require each Grantor to notify, any obligors with respect to amounts due or to become due to such Grantor in respect of the Intellectual Property, of the existence of the security interest created herein, to direct such obligors to make payment of all such amounts directly to the Collateral Agent, and, upon such notification and at the expense of such Grantor, to enforce collection of any such amounts and to adjust, settle or compromise the amount or payment thereof, in the same manner and to the same extent as such Grantor might have done and such Grantor agrees that it shall not adjust, settle or compromise the amount or payment of any such amount or release wholly or partly any obligor with respect thereto or allow any credit or discount thereon.

(b)

If (i) an Event of Default shall have occurred and, by reason of cure, waiver, modification, amendment or otherwise, no longer be continuing, (ii) no other Event of Default shall have occurred and be continuing, (iii) an assignment or other transfer to the Collateral Agent of any rights, title and interests in and to the Intellectual Property shall have been previously made and shall have become absolute and effective, and (iv) the Secured Obligations shall not have become immediately due and payable, upon the written request of any Grantor, the Collateral Agent shall promptly execute and deliver to such Grantor, at such Grantor’s sole cost and expense, such assignments or other transfer as may be necessary to reassign to such Grantor any such rights, title and interests as may have been assigned to the Collateral Agent as aforesaid, subject to any disposition thereof that may have been made by the Collateral Agent; provided that, after giving effect to such reassignment, the Collateral Agent’s security interest granted pursuant hereto, as well as all other rights and remedies of the Collateral Agent granted hereunder, shall continue to be in full force and effect; and provided further that the rights, title and interests so reassigned shall be free and clear of any Liens granted by or on behalf of the Collateral Agent and the Secured Creditors.

(c)

Solely for the purpose of enabling the Collateral Agent to exercise rights and remedies under this Section 6 during the continuance of an Event of Default and at such time as the Collateral Agent shall be lawfully entitled to exercise such rights and remedies, each Grantor hereby grants during the continuance of an Event of Default, to the Collateral Agent, to the extent it has the right to do so, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to such Grantor), to use, operate under, license, or sublicense any Intellectual Property  now owned or hereafter acquired by such Grantor, and wherever the same may be located, subject to (i)

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the maintenance of quality control standards with respect to all goods and services sold under any licensed Trademarks substantially consistent with those in effect immediately prior to the Event of Default in order to maintain the validity and enforceability of such Trademarks and (ii) exclusive licenses granted by such Grantor prior to the Event of Default to the extent such licenses conflict at the time of the Event of Default with the granting of other licenses in and to the same Intellectual Property.

SECTION 6.4.

Cash Proceeds.  In addition to the rights of the Collateral Agent specified in Section 3.03 with respect to payments of Receivables, all proceeds of any Collateral received by any Grantor consisting of cash, checks and other near-cash items (collectively, “Cash Proceeds”) (i) if no Event of Default shall have occurred and be continuing, shall be applied by such Grantor in a manner not inconsistent with the Credit Agreement, and (ii) if during the continuance of an Event of Default following delivery by the Administrative Agent to Borrower of notice of an Event of Default, shall be held by such Grantor in trust for the Collateral Agent, segregated from other funds of such Grantor, and shall, forthwith upon receipt by such Grantor, unless otherwise provided pursuant to Section 3.04(b)(iii), be turned over to the Collateral Agent in the exact form received by such Grantor (duly indorsed by such Grantor to the Collateral Agent, if required) and may, in the sole discretion of the Collateral Agent, (A) be held by the Collateral Agent for the ratable benefit of the Secured Creditors, as collateral security for the Secured Obligations (whether matured or unmatured) and/or (B) then or at any time thereafter may be applied by the Collateral Agent against the Secured Obligations then due and owing.

SECTION 6.5.

Application of Proceeds.  Except as expressly provided elsewhere in this Agreement, upon and during the continuance of an Event of Default, all proceeds received by the Collateral Agent in respect of any sale, any collection from, or other realization upon all or any part of the Collateral shall be applied in full or in part by the Collateral Agent against the Secured Obligations in the order set forth in Section 2.05 of the Credit Agreement.

ARTICLE VII
COLLATERAL AGENT

The Collateral Agent has been appointed to act as Collateral Agent hereunder by Lenders and, by their acceptance of the benefits hereof, the other Secured Creditors. The Collateral Agent shall be obligated, and shall have the right hereunder, to make demands, to give notices, to exercise or refrain from exercising any rights, and to take or refrain from taking any action (including the release or substitution of Collateral), solely in accordance with this Agreement and the Credit Agreement; provided that the Collateral Agent shall, after payment in full of all Obligations under the Credit Agreement and the other Loan Documents (other than Hedging Obligations), exercise, or refrain from exercising, any remedies provided for herein in accordance with the instructions of the holders of a majority of the aggregate notional amount (or, with respect to any Hedging Agreement that has been terminated in accordance with its terms,

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the amount then due and payable (exclusive of expenses and similar payments but including any early termination payments then due) under such Hedging Agreement) under all Hedging Agreements.  In furtherance of the foregoing provisions of this Section, each Hedging Agreement Provider, by its acceptance of the benefits hereof, agrees that it shall have no right individually to realize upon any of the Collateral hereunder, it being understood and agreed by such Hedging Agreement Provider that all rights and remedies hereunder may be exercised solely by the Collateral Agent for the ratable benefit of Lenders and Hedging Agreement Providers in accordance with the terms of this Section. Collateral Agent may resign and a successor Collateral Agent may be appointed, all in accordance with Section 13.08 of the Credit Agreement.  After any retiring Collateral Agent’s resignation as the Collateral Agent, the provisions of this Agreement shall inure to its benefit as to any actions taken or omitted to be taken by it under this Agreement while it was the Collateral Agent hereunder.

ARTICLE VIII
CONTINUING SECURITY INTEREST; TRANSFER OF LOANS;
TERMINATION AND RELEASES

This Agreement shall create a continuing security interest in the Collateral and shall remain in full force and effect until the payment in full of all Secured Obligations, be binding upon each Grantor, its successors and assigns, and inure, together with the rights and remedies of the Collateral Agent hereunder, to the benefit of the Collateral Agent and its successors, transferees and assigns for the benefit and on behalf of the Secured Creditors.  Without limiting the generality of the foregoing, but subject to the terms of the Credit Agreement, any Lender may assign or otherwise transfer any Loans held by it to any other Person, and such other Person shall thereupon become vested with all the benefits in respect thereof granted to Lenders herein or otherwise.  Upon the payment in full of all Secured Obligations, the security interest granted hereby shall terminate hereunder and of record and all rights to the Collateral shall revert to Grantors.  Upon any such termination the Collateral Agent shall, at Grantors’ expense, reasonably promptly upon request by Grantor, execute and deliver to Grantors such documents as Grantors shall reasonably request to evidence such termination.

If any of the Collateral shall be sold, transferred or otherwise disposed of by any Grantor in a transaction permitted by the Credit Agreement, then the Collateral Agent, at the request and sole expense of such Grantor, shall execute and deliver to such Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.  At the request and sole expense of such Grantor, a Grantor Subsidiary shall be released from its obligations hereunder in the event that all the Capital Stock or substantially all of the assets of such Grantor Subsidiary shall be sold, transferred or otherwise disposed of in a transaction permitted by the Credit Agreement (including by way of merger or consolidation).  In the event that any Subsidiary is released from its obligations hereunder pursuant to this Section 8, any Mortgage granted by such Subsidiary to the Collateral Agent shall also be released.

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ARTICLE IX
STANDARD OF CARE; COLLATERAL AGENT MAY PERFORM

The powers conferred on the Collateral Agent hereunder are solely to protect its interest, for the benefit and on behalf of the Secured Creditors, in the Collateral and shall not impose any duty upon it to exercise any such powers.  Except for the exercise of reasonable care in the custody of any Collateral in its possession or control and the accounting for moneys actually received by it hereunder, the Collateral Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral.  The Collateral Agent shall be deemed to have exercised reasonable care in the custody and preservation of Collateral in its possession if such Collateral is accorded treatment substantially equal to that which the Collateral Agent accords its own property.  Neither the Collateral Agent nor any of its directors, officers, employees or agents shall be liable for failure to take or delay in taking action under this Agreement except to the extent such delay or failure arises from the bad faith, gross negligence or willful misconduct of the Collateral Agent or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of any Grantor or otherwise.  If any Grantor fails to perform any agreement contained herein, the Collateral Agent may itself perform, or cause performance of, such agreement, and the expenses of the Collateral Agent incurred in connection therewith shall be payable by each Grantor under Section 14.05 of the Credit Agreement.

ARTICLE X
MISCELLANEOUS

Any notice required or permitted to be given under this Agreement shall be given in accordance with Section 14.01 of the Credit Agreement.  No failure or delay on the part of the Collateral Agent in the exercise of any power, right or privilege hereunder or under any other Loan Document shall impair such power, right or privilege or be construed to be a waiver of any default or acquiescence therein, nor shall any single or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other power, right or privilege.  All rights and remedies existing under this Agreement and the other Loan Documents are cumulative to, and not exclusive of, any rights or remedies otherwise available.  In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.  All covenants hereunder shall be given independent effect so that if a particular action or condition is not permitted by any of such covenants, the fact that it would be permitted by an exception to, or would otherwise be within the limitations of, another covenant shall not avoid the occurrence of a Default or an Event of Default if such action is taken or condition exists.  This Agreement shall be binding upon and inure

NY12534:167338.25

to the benefit of the Collateral Agent and Grantors and their respective successors and assigns.  No Grantor shall, without the prior written consent of the Collateral Agent given in accordance with the Credit Agreement, assign any right, duty or obligation hereunder except to the extent expressly permitted under the Credit Agreement.  This Agreement and the other Loan Documents embody the entire agreement and understanding between Grantors and the Collateral Agent and supersede all prior agreements and understandings between such parties relating to the subject matter hereof and thereof.  Accordingly, the Loan Documents may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.  There are no unwritten oral agreements between the parties.  This Agreement may be executed in one or more counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

CONSENT TO JURISDICTION, SERVICE OF PROCESS AND VENUE.  ANY LEGAL ACTION OR PROCEEDING WITH RESPECT TO THIS AGREEMENT OR ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT MAY BE BROUGHT IN THE COURTS OF THE STATE OF NEW YORK IN THE BOROUGH OF MANHATTAN, COUNTY OF NEW YORK OR OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK, AND, BY EXECUTION AND DELIVERY OF THIS AGREEMENT, EACH GRANTOR HEREBY IRREVOCABLY ACCEPTS IN RESPECT OF ITS PROPERTY, GENERALLY AND UNCONDITIONALLY, THE JURISDICTION OF THE AFORESAID COURTS.  EACH GRANTOR FURTHER IRREVOCABLY CONSENTS TO THE SERVICE OF PROCESS OUT OF ANY OF THE AFOREMENTIONED COURTS AND IN ANY SUCH ACTION OR PROCEEDING BY THE MAILING OF COPIES THEREOF BY REGISTERED OR CERTIFIED MAIL, POSTAGE PREPAID, TO SUCH GRANTOR AT ITS ADDRESS FOR NOTICES SET FORTH IN SECTION 12, SUCH SERVICE TO BECOME EFFECTIVE FIVE (5) DAYS AFTER SUCH MAILING.  NOTHING HEREIN SHALL AFFECT THE RIGHT OF THE COLLATERAL AGENT TO SERVICE OF PROCESS IN ANY OTHER MANNER PERMITTED BY LAW OR TO COMMENCE LEGAL PROCEEDINGS OR OTHERWISE PROCEED AGAINST EACH OR ALL GRANTORS IN ANY OTHER JURISDICTION.  EACH GRANTOR HEREBY EXPRESSLY AND IRREVOCABLY WAIVES, TO THE FULLEST EXTENT

NY12534:167338.25

PERMITTED BY LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE JURISDICTION OR LAYING OF VENUE OF ANY SUCH LITIGATION BROUGHT IN ANY SUCH COURT REFERRED TO ABOVE AND ANY CLAIM THAT ANY SUCH LITIGATION HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

WAIVER OF JURY TRIAL, ETC.  EACH GRANTOR AND THE COLLATERAL AGENT HEREBY WAIVE ANY RIGHT TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM WITH RESPECT TO THIS AGREEMENT OR ANY AMENDMENT, WAIVER, CONSENT, INSTRUMENT, DOCUMENT OR OTHER AGREEMENT DELIVERED OR WHICH IN THE FUTURE MAY BE DELIVERED IN CONNECTION THEREWITH, OR ARISING FROM ANY FINANCING RELATIONSHIP EXISTING IN CONNECTION WITH THIS AGREEMENT, AND AGREE THAT ANY SUCH ACTION, PROCEEDINGS OR COUNTERCLAIM SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY.  EACH GRANTOR CERTIFIES THAT NO OFFICER, REPRESENTATIVE, AGENT OR ATTORNEY OF THE COLLATERAL AGENT HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE COLLATERAL AGENT WOULD NOT, IN THE EVENT OF ANY ACTION, PROCEEDING OR COUNTERCLAIM, SEEK TO ENFORCE THE FOREGOING WAIVERS.  EACH GRANTOR HEREBY ACKNOWLEDGES THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE COLLATERAL AGENT ENTERING INTO THIS AGREEMENT.

[Remainder of page intentionally left blank]

NY12534:167338.25

IN WITNESS WHEREOF, each Grantor and the Collateral Agent have caused this Agreement to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

GRANTORS:	E.A. VINER INTERNATIONAL CO.

By:
Name:
Title:

OPPENHEIMER HOLDINGS INC.

By:
Name:
Title:

VINER FINANCE INC.

By:
Name:
Title:

NY12534:167338.25

SECURED CREDITOR:	MORGAN STANLEY & CO. INCORPORATED, as the Collateral Agent

By:
Name:
Title:

NY12534:167338.25

Schedule 3.1

General Information

A. Full Legal Name of Grantors, Organizational Information and Chief Executive Offices

Full Legal Name	Type of Organi-zation	Juris-diction	Chief Executive Office	Federal Taxpayer Identification Number	Organi-zational Number
Oppenheimer Holdings Inc.	Corporation	Canada	20 Eglinton Avenue West, Toronto, Canada	98-0080034	101728046
E.A. Viner International Co.	Corporation	Delaware	125 Broad Street, New York, NY	76-0148280	2103385
Viner Finance Inc.	Corporation	Delaware	125 Broad Street, New York, NY	98-0100459	2103384

B. Other names

None.

C. Changes in Name, Jurisdiction, Federal Tax ID Number, Chief Executive Office, or Corporate Structure

Fahnestock Viner Holdings Inc. changed its name to Oppenheimer Holdings Inc. in September 2003.

D. Filing Offices

Entity	Corresponding Filing Office
Oppenheimer Holdings Inc.	Financing Statement under the Personal Property Security Act (Ontario)
Oppenheimer Holdings Inc.	Recorder of Deeds of the District of Columbia
E.A. Viner International Co.	Delaware Secretary of State
Viner Finance Inc.	Delaware Secretary of State; U.S. Patent and Trademark Office

NY12534:167338.25

Schedule 3.4

Investment Related Property

PART A:

Pledged Stock:

All shares owned by Oppenheimer Holdings Inc. in E.A. Viner International Co.

All shares owned by E.A. Viner International Co. in the following entities:

Viner Finance Inc.

Oppenheimer Asset Management Inc.

Newson, Inc.

Evanston Financial Inc.

All shares owned by Viner Finance Inc. Oppenheimer & Co. Inc.

Pledged LLC Interests:

None.

Pledged Partnership Interests:

None.

Pledged Trust Interests:

None.

Pledged Debt:

None.

Securities Accounts:

See attached Schedule (Schedule 6.01(s) to Credit Agreement).

Commodities Accounts:

None.

Deposit Accounts:

See attached Schedule (Schedule 6.01(s) to Credit Agreement).

PART B:

Acquired Entity Interests

None.

NY12534:167338.25

Schedule 3.5

Description of Material Contract

1.

The contracts and agreements filed by Oppenheimer Holdings, Inc., a Canadian company, as Exhibits to its annual reports on Forms 10-K and Forms 8-K are hereby incorporated by reference in their entirety.

2.

License Agreement dated as of March 18, 1986, between Oppenheimer Holdings, Inc. (a Delaware Corporation) and Oppenheimer Management Corporation.

3.

License Agreement dated as of July 22, 1997, between Oppenheimer Holdings, Inc. (a Delaware Corporation) and Oppenheimer Capital.

NY12534:167338.25

Schedule 3.6

Description of Letters of Credit

None.

NY12534:167338.25

Schedule 3.7

Intellectual Property

A. Patents, Trademarks, Copyrights and Material Licenses

UNITED STATES PATENTS:

None.

UNITED STATES TRADEMARKS:

Registrations:

MARK	NUMBER	STATUS	USPTO: OWNER
Executive Assets Account	1390232	LIVE	Oppenheimer & Co. Inc.
Oppenheimer	1239737	LIVE	Viner Finance, Inc.
Oppenheimer Real Asset Fund	2282507	LIVE	Oppenheimer & Co. Inc.
OppenheimerFunds (stylized)	1750380	LIVE	Oppenheimer & Co. Inc.
OppenheimerFunds Life Trust	1986682	LIVE	Oppenheimer & Co. Inc.
OppenheimerFunds.com	2145809	LIVE	Oppenheimer & Co. Inc.
Professionals Alliance Group	2376257	LIVE	Oppenheimer & Co. Inc.
A Broker for the Rest of Us	2440904	LIVE	Oppenheimer & Co. Inc.
A Wall Street Century	2493526	LIVE	Oppenheimer & Co. Inc.
Acorn and Design	2371573	LIVE	Oppenheimer & Co. Inc.
Because Trading Can Be Hazardous to your Wealth	2415515	LIVE	Oppenheimer & Co. Inc.
BuyandHold Instant Deposit (stylized)	2596310	LIVE	Oppenheimer & Co. Inc.
BuyandHold	2474597	LIVE	Oppenheimer & Co. Inc.
BuyandHold.com	2432324	LIVE	Oppenheimer & Co. Inc.
BuyandHold.com	2447161	LIVE	Oppenheimer & Co. Inc.
E-Z Vest	2446950	LIVE	Freedom Investments Acquisition Corp., c/o Fahnestock & Co. Inc.
Fahnestock	2167100	LIVE	Oppenheimer & Co. Inc.
Techlecom	2524428	LIVE	Oppenheimer & Co. Inc.
The Mom Chronicles	2457202	LIVE	Oppenheimer & Co. Inc.
The Online Broker for Long Term Investors	2626780	LIVE	Oppenheimer & Co. Inc.
Your Future is Worth the Investment	2413933	LIVE	Oppenheimer & Co. Inc.
Buy and Hold Design	B8115/2001	Unknown	N/A – Hong Kong
Buy and Hold Design	B8116/2001	Unknown	N/A – Hong Kong
BuyandHold	Reference No. 4923-25JP1	Unknown	N/A – Japan
Buy and Hold	Reference No. 4923-3CA1	Opposed	N/A – Canada
Fahnestock	TMA530764	Unknown	N/A – Canada
Oppenheimer	1881661	Unknown	N/A
Oppenheimer	532788	Unknown	N/A
Oppenheimer	A53278	Unknown	N/A
Oppenheimer	818180226	Unknown	N/A
Oppenheimer	818180234	Unknown	N/A
Brazil Private Equity Fund	819298506	Unknown	N/A
Oppenheimer	433179	Unknown	N/A
Oppenheimer	348193	Unknown	N/A
Oppenheimer & Co., Inc.	678968	Unknown	N/A
Oppenheimer India, Ltd.	678969	Unknown	N/A
Opco	103333	Unknown	N/A
Opco	103334	Unknown	N/A
Opco	103335	Unknown	N/A
Oppenheimer	103119	Unknown	N/A
Oppenheimer	103120	Unknown	N/A
Oppenheimer	103121	Unknown	N/A
Oppenheimer	2443574	Unknown	N/A
Oppenheimer	14481	Unknown	N/A
Oppenheimer	B1276746	Unknown	N/A

Applications:

None.

Licenses:

1.

License Agreement dated as of March 18, 1986, between Oppenheimer Holdings, Inc. (a Delaware Corporation) and Oppenheimer Management Corporation.

2.

License Agreement dated as of July 22, 1997, between Oppenheimer Holdings, Inc. (a Delaware Corporation) and Oppenheimer Capital.

UNITED STATES COPYRIGHTS:

None.

OTHER INTELLECTUAL PROPERTY:

Domain Names:

None.

Other Intellectual Property:

None.

B. Liens on Intellectual Property

None.

D. Claims on Intellectual Property

None.

F. Encumbrances on Intellectual Property

None.

G. Licenses on Intellectual Property

None.

NY12534:167338.25

Schedule 3.8

Commercial Tort Claims

None.

NY12534:167338.25

EXHIBIT A
TO PLEDGE AND SECURITY AGREEMENT

PLEDGE SUPPLEMENT

This PLEDGE SUPPLEMENT, dated [mm/dd/yy], is delivered pursuant to the Pledge and Security Agreement, dated as of July 31, 2006 (as it may be from time to time amended, restated, modified or supplemented, the “Security Agreement”), among E.A. VINER INTERNATIONAL CO., the other Grantors named therein, and MORGAN STANLEY & CO. INCORPORATED, as the Collateral Agent.  Capitalized terms used herein not otherwise defined herein shall have the meanings ascribed thereto in the Security Agreement.

Grantor hereby confirms the grant to the Collateral Agent set forth in the Security Agreement of, and does hereby grant to the Collateral Agent, a security interest in all of Grantor’s right, title and interest in and to all of its Collateral to secure the Secured Obligations, in each case whether now or hereafter existing or in which Grantor now has or hereafter acquires an interest and wherever the same may be located.  Grantor represents and warrants that the attached Supplements to Schedules accurately and completely set forth all additional information required pursuant to the Security Agreement and hereby agrees that such Supplements to Schedules shall constitute part of the Schedules to the Security Agreement.

IN WITNESS WHEREOF, Grantor has caused this Pledge Supplement to be duly executed and delivered by its duly authorized officer as of [mm/dd/yy].

[NAME OF GRANTOR]

By:_____________________________

Name:

Title:

NY12534:167338.25

SUPPLEMENT TO SCHEDULE 3.1
TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)

Full Legal Name, Type of Organization, Jurisdiction of Organization, Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person) and Federal Taxpayer Identification Number of each Grantor:

Full Legal Name	Type of Organization	Jurisdiction of Organization	Chief Executive Office/Sole Place of Business (or Residence if Grantor is a Natural Person)	Federal Taxpayer Identification Number

(B)

Other Names (including any Trade-Name or Fictitious Business Name) under which each Grantor has conducted business for the past five years:

Name of Grantor	Description of Agreement

(C)

Changes in Name, Jurisdiction of Organization, Chief Executive Office or Sole Place of Business (or Principal Residence if Grantor is a Natural Person), Federal Taxpayer Identification Number and Corporate Structure within past five years:

Full Legal Name	Trade Name or Fictitious Business Name

(D)

Agreements pursuant to which any Grantor is found as debtor within past five (5) years:

Name of Grantor	Date of Change	Description of Change

(E)

Financing Statements:

Name of Grantor	Filing Jurisdiction(s)

NY12534:167338.25

 SUPPLEMENT TO SCHEDULE 3.4
TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)

Pledged Stock:

Pledged Partnership Interests:

Pledged LLC Interests:

Pledged Trust Interests:

Pledged Debt:

Securities Account:

Commodities Accounts:

Deposit Accounts:

(B)

Name of Grantor	Date of Acquisition	Description of Acquisition

NY12534:167338.25

SUPPLEMENT TO SCHEDULE 3.5
TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor	Description of Material Contract

NY12534:167338.25

SUPPLEMENT TO SCHEDULE 3.6
TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor	Description of Letters of Credit

NY12534:167338.25

SUPPLEMENT TO SCHEDULE 3.7
TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

(A)

Copyrights

(B)

Copyright Licenses

(C)

Patents

(D)

Patent Licenses

(E)

Trademarks

(F)

Trademark Licenses

(G)

Trade Secret Licenses

(H)

Intellectual Property Matters

NY12534:167338.25

SUPPLEMENT TO SCHEDULE 3.8
TO PLEDGE AND SECURITY AGREEMENT

Additional Information:

Name of Grantor	Commercial Tort Claims

NY12534:167338.25

EXHIBIT B
TO PLEDGE AND SECURITY AGREEMENT

SECURITIES ACCOUNT CONTROL AGREEMENT

This Securities Account Control Agreement dated as of [mm/dd/yy] (this “Agreement”) is entered into by and among ____________________________ (the “Grantor”), MORGAN STANLEY & CO. INCORPORATED, as collateral agent for the Secured Parties (the “Collateral Agent”) and ____________, in its capacity as a “securities intermediary” as defined in Section 8-102 of the UCC (in such capacity, the “Securities Intermediary”).  Capitalized terms used but not defined herein shall have the meaning assigned thereto in the Pledge and Security Agreement, dated July 31, 2006, among the Grantor, the other Grantors party thereto and the Collateral Agent (as amended, restated, supplemented or otherwise modified from time to time, the “Security Agreement”).  All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 1.

Establishment of Securities Account.  The Securities Intermediary hereby confirms and agrees that:

(a)

The Securities Intermediary has established account number [IDENTIFY ACCOUNT NUMBER] in the name of “[IDENTIFY EXACT TITLE OF ACCOUNT]” (such account and any successor account, the “Securities Account”) and the Securities Intermediary shall not change the name or account number of the Securities Account without the prior written consent of the Collateral Agent;

(b)

All securities or other property underlying any financial assets credited to the Securities Account shall be registered in the name of the Securities Intermediary, indorsed to the Securities Intermediary or in blank or credited to another securities account maintained in the name of the Securities Intermediary and in no case will any financial asset credited to the Securities Account be registered in the name of the Grantor, payable to the order of the Grantor or specially indorsed to the Grantor except to the extent the foregoing have been specially indorsed to the Securities Intermediary or in blank;

(c)

All property delivered to the Securities Intermediary pursuant to the Security Agreement will be promptly credited to the Securities Account; and

(d)

The Securities Account is a “securities account” within the meaning of Section 8-501 of the UCC.

Section 2.

“Financial Assets” Election.  The Securities Intermediary hereby agrees that each item of property (including, without limitation, any investment property, financial asset, security, instrument, general intangible or cash) credited to the Securities Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

Section 3.

Control of the Securities Account.  If at any time the Collateral Agent delivers to the Securities Intermediary a Notice of Default and Sole Control in substantially the form set forth in Exhibit A hereto, the Securities Intermediary agrees that after receipt of such notice, it shall (a) comply with any entitlement order from the Collateral Agent directing transfer or redemption of any financial asset relating to the Securities Account without further consent by the Grantor or any other person and (b) take all instruction with respect to the Securities Account solely from the Collateral Agent (including in circumstances where such instruction conflicts with instructions received from Grantor).  Until such time as the Securities Intermediary shall have received a Notice of Default and Sole Control, the Grantor shall be entitled to issue entitlement orders with respect to the Securities Account.

Section 4.

Subordination of Lien; Waiver of Set-Off.  In the event that the Securities Intermediary has or subsequently obtains by agreement, by operation of law or otherwise a security interest in the Securities Account or any security entitlement credited thereto, the Securities Intermediary hereby agrees that such security interest shall be subordinate to the security interest of the Collateral Agent.  The financial assets and other items deposited to the Securities Account will not be subject to deduction, set-off, banker’s lien, or any other right in favor of any person other than the Collateral Agent (except that the Securities Intermediary may set off (i) all amounts due to the Securities Intermediary in respect of customary fees and expenses for the routine maintenance and operation of the Securities Account and (ii) the face amount of any checks which have been credited to such Securities Account but are subsequently returned unpaid because of uncollected or insufficient funds).

Section 5.

Choice of Law.  This Agreement and the Securities Account shall each be governed by the laws of the State of New York.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be deemed to be the Securities Intermediary’s jurisdiction (within the meaning of Section 8-110 of the UCC) and the Securities Account (as well as the securities entitlements related thereto) shall be governed by the laws of the State of New York.

Section 6.

Conflict with Other Agreements.

(a)

In the event of any conflict between this Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Agreement shall prevail;

(b)

No amendment or modification of this Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto;

(c)

The Securities Intermediary hereby confirms and agrees that:

(i)

There are no other agreements entered into between the Securities Intermediary and the Grantor with respect to the Securities Account;

(ii)

It has not entered into, and until the termination of this Agreement, without the consent of the Collateral Agent, will not enter into, any agreement with any other person relating to the Securities Account and/or any financial assets credited thereto pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) of such other person; and

(iii)

It has not entered into, and until the termination of this Agreement, without the consent of the Collateral Agent, will not enter into, any agreement with the Grantor or the Collateral Agent purporting to limit or condition the obligation of the Securities Intermediary to comply with entitlement orders as set forth in Section 3 hereof.

Section 7.

Adverse Claims.  Except for the claims and interest of the Collateral Agent and of the Grantor in the Securities Account, the Securities Intermediary does not know of any claim to, or interest in, the Securities Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC) credited thereto.  If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against the Securities Account or in any financial asset carried therein, the Securities Intermediary will promptly notify the Collateral Agent and the Grantor thereof.

Section 8.

Maintenance of Securities Account.  In addition to, and not in lieu of, the obligation of the Securities Intermediary to honor entitlement orders as agreed in Section 3 hereof, the Securities Intermediary agrees to maintain the Securities Account as follows:

(a)

Voting Rights.  Until such time as the Securities Intermediary receives a Notice of Default and Sole Control pursuant to Section 3 hereof, the Grantor shall direct the Securities Intermediary with respect to the voting of any financial assets credited to the Securities Account.

(b)

Permitted Investments.  Until such time as the Securities Intermediary receives a Notice of Default and Sole Control signed by the Collateral Agent, the Grantor shall direct the Securities Intermediary with respect to the selection of investments to be made for the Securities Account; provided, however, that the Securities Intermediary shall not honor any instruction to purchase any investments other than investments of a type described on Exhibit B hereto.

(c)

Statements and Confirmations.  The Securities Intermediary will promptly send copies of all statements, confirmations and other correspondence concerning the Securities Account and/or any financial assets credited thereto simultaneously to each of the Grantor and the Collateral Agent at the address for each set forth in Section 12 of this Agreement.

(d)

Tax Reporting.  All items of income, gain, expense and loss recognized in the Securities Account shall be reported to the Internal Revenue Service and all state and local taxing authorities under the name and taxpayer identification number of the Grantor.

Section 9.

Representations, Warranties and Covenants of the Securities Intermediary.  The Securities Intermediary hereby makes the following representations, warranties and covenants:

(a)

The Securities Account has been established as set forth in Section 1 above and such Securities Account will be maintained in the manner set forth herein until termination of this Agreement; and

(b)

This Agreement is the valid and legally binding obligation of the Securities Intermediary, subject to the effect of bankruptcy, insolvency, reorganization, moratorium and other similar laws affecting rights of creditors generally (in the event of a bankruptcy, insolvency, reorganization, moratorium or similar circumstances affecting the Securities Intermediary) and general principles of equity.

Section 10.

Indemnification of Securities Intermediary.  The Grantor and the Collateral Agent hereby agree that (a) the Securities Intermediary is released from any and all liabilities to the Grantor and the Collateral Agent arising from the terms of this Agreement and the compliance of the Securities Intermediary with the terms hereof, except to the extent that such liabilities arise from the Securities Intermediary’s gross negligence or willful misconduct and (b) the Grantor, its successors and assigns shall at all times indemnify and save harmless the Securities Intermediary from and against any and all claims, actions and suits of others arising out of the terms of this Agreement or the compliance of the Securities Intermediary with the terms hereof, except to the extent that such arises from the Securities Intermediary’s gross negligence or willful misconduct, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Agreement.

Section 11.

Successors; Assignment.  The terms of this Agreement shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law.  The Collateral Agent may assign its rights hereunder only in accordance with the Security Agreement and by sending written notice of such assignment to the Securities Intermediary and the Grantor.

Section 12.

Notices.  Any notice, request or other communication required or permitted to be given under this Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy or other electronic means and electronic confirmation of error free receipt is received or two (2) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Grantor:

[INSERT ADDRESS]
Attention:
Telecopier:

Collateral Agent:

[INSERT ADDRESS]
Attention:
Telecopier:

Securities Intermediary:

[INSERT ADDRESS]
Attention:
Telecopier:

Any party may change its address for notices in the manner set forth above.

Section 13.

Termination.  The obligations of the Securities Intermediary to the Collateral Agent pursuant to this Agreement shall continue in effect until the security interest of the Collateral Agent in the Securities Account has been terminated pursuant to the terms of the Security Agreement and the Collateral Agent has notified the Securities Intermediary of such termination in writing.  The Collateral Agent agrees to provide Notice of Termination in substantially the form of Exhibit C hereto to the Securities Intermediary upon the request of the Grantor on or after the termination of the Collateral Agent’s security interest in the Securities Account pursuant to the terms of the Security Agreement.  The termination of this Agreement shall not terminate the Securities Account or alter the obligations of the Securities Intermediary to the Grantor pursuant to any other agreement with respect to the Securities Account.

Section 14.

Counterparts.  This Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Agreement by signing and delivering one or more counterparts.

[Remainder of page intentionally left blank]

NY12534:167338.25

IN WITNESS WHEREOF, the parties hereto have caused this Securities Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[GRANTOR]

By:  __________________________________

Name:

Title:

MORGAN STANLEY & CO. INCORPORATED,
as Collateral Agent

By:  ___________________________________

Name:

Title:

NY12534:167338.25

[NAME OF SECURITIES INTERMEDIARY],
as Securities Intermediary

By:  ___________________________________

Name:

Title:

NY12534:167338.25

EXHIBIT A
TO SECURITIES ACCOUNT CONTROL AGREEMENT

[Letterhead of MORGAN STANLEY & CO. INCORPORATED]

[Date]

[Name and Address of Securities Intermediary]

Attention:

Re:  Notice of Default and Sole Control

Ladies and Gentlemen:

As referenced in the Securities Account Control Agreement dated as of _______, 2006 among [NAME OF THE GRANTOR], you and the undersigned (a copy of which is attached), we hereby (a) notify you that an Event of Default has occurred and (b) give you notice of our sole control over securities account number ____________ (the “Securities Account”) and all financial assets credited thereto.  You are hereby instructed not to accept any direction, instructions or entitlement orders with respect to the Securities Account or the financial assets credited thereto from any person other than the undersigned, unless otherwise ordered by a court of competent jurisdiction.

You are instructed to deliver a copy of this notice by facsimile transmission to [NAME OF THE GRANTOR].

Very truly yours,

MORGAN STANLEY & CO. INCORPORATED,
as Collateral Agent

By:  _____________________________

Name:

Title:

cc:  [NAME OF THE GRANTOR]

B-A-1

NY12534:167338.25

EXHIBIT B
TO SECURITIES ACCOUNT CONTROL AGREEMENT

Permitted Investments

[TO COME]

B-B-1

NY12534:167338.25

EXHIBIT C
TO SECURITIES ACCOUNT CONTROL AGREEMENT

[Letterhead of MORGAN STANLEY & CO. INCORPORATED]

[Date]

[Name and Address of Securities Intermediary]

Attention:

Re:  Termination of Securities Account Control Agreement

You are hereby notified that the Securities Account Control Agreement dated as of _______, 2006 among you, [NAME OF THE GRANTOR] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such Agreement.  Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to account number(s) _______from [NAME OF THE GRANTOR].  This notice terminates any obligations you may have to the undersigned with respect to such account, however nothing contained in this notice shall alter any obligations which you may otherwise owe to [NAME OF THE GRANTOR] pursuant to any other agreement.

You are instructed to deliver a copy of this notice by facsimile transmission to [NAME OF THE GRANTOR].

Very truly yours,

MORGAN STANLEY & CO. INCORPORATED,
as Collateral Agent

By:  __________________________

Name:

Title:

B-C-1

NY12534:167338.25

EXHIBIT C

TO PLEDGE AND SECURITY AGREEMENT

DEPOSIT ACCOUNT CONTROL AGREEMENT

This Deposit Account Control Agreement (this “Control Agreement”) dated as of [mm/dd/yy] among [NAME OF GRANTOR] (the “Grantor”), MORGAN STANLEY & CO. INCORPORATED, as Collateral Agent for the benefit of Lenders, in such capacity, (the “Secured Party”) and [NAME OF FINANCIAL INSTITUTION], in its capacity as both a “bank” as defined in Section 9-102 of the UCC and a “securities intermediary” as defined in Section 8-102 of the UCC (in such capacities, the “Financial Institution”).  Capitalized terms used but not defined herein shall have the meaning assigned in the Pledge and Security Agreement, dated as of July 31, 2006, between the Grantor, the other guarantors party thereto from time to time, and the Secured Party (the “Security Agreement”).  All references herein to the “UCC” shall mean the Uniform Commercial Code as in effect in the State of New York.

Section 15.

Establishment of Pledged Accounts.  The Financial Institution hereby confirms and agrees that:

(a)

Description of Account.  The Financial Institution has established the following accounts:

(i)

“Payroll Account” with account number [IDENTIFY ACCOUNT NUMBER]; and

(ii)

“Operating Account” with account number [IDENTIFY ACCOUNT NUMBER].

Each account is referred to herein as a “Pledged Account” and collectively the “Pledged Accounts”.  The term “Pledged Accounts” shall include any Investment Sweep Account tied thereto wherein funds held in the Deposit Accounts are swept daily into an investment account overnight and redeposited into the Pledged Accounts each morning.

(b)

Account Modifications.  Neither the Financial Institution nor the Grantor shall change the name or account number of any Pledged Account without the prior written consent of the Secured Party;

(c)

Type of Account.  Each Pledged Account is, and will be maintained as either a “deposit account” as defined in Section 9-102(a)(29) of the UCC or a “securities account” as defined in Section 8-501 of the UCC.

(d)

Securities Account Provisions.  If and to the extent any Pledged Account is a securities account (within the meaning of Section 8-501 of the UCC):

(i)

all securities, financial assets or other property credited to each Pledged Account shall be registered in the name of the Financial Institution, indorsed to the Financial Institution or in blank or credited to another securities account maintained in the name of the Financial Institution.  In no case will any financial asset credited to any Pledged Account be registered in the name of the Grantor, payable to the order of the Grantor or specially indorsed to the Grantor unless the foregoing have been specially indorsed to the Financial Institution or in blank;

(ii)

all financial assets delivered to the Financial Institution pursuant to the Security Agreement will be promptly credited to the appropriate Pledged Account; and

(iii)

the Financial Institution hereby agrees that each item of property (whether investment property, financial asset, security, instrument or cash) credited to any Pledged Account shall be treated as a “financial asset” within the meaning of Section 8-102(a)(9) of the UCC.

Section 16.

Secured Party Control.

(a)

Control for Purposes of UCC.  The Financial Institution agrees that if at any time it shall receive any order from the Secured Party (i) directing disposition of funds in any Pledged Account or (ii) directing transfer or redemption of the financial assets relating to the Pledged Accounts (such order, the “Secured Party Order”), the Financial Institution shall comply with such entitlement order or instruction without further consent by the Grantor or any other person. Such order shall be in substantially the form set forth as Exhibit A to this Control Agreement; and

(b)

Conflicting Orders or Instructions.  Notwithstanding anything to the contrary contained herein, if at any time the Financial Institution shall receive conflicting orders or instructions from the Secured Party and the Grantor, the Financial Institution shall follow the orders or instructions of the Secured Party and not such Grantor.

Section 17.

Waiver of Financial Institution’s Lien; Waiver of Set-Off.

(a)

Security Interest.  In the event that the Financial Institution has, or subsequently obtains, by agreement, by operation of law or otherwise a security interest in any Pledged Account (or any portion thereof), the Financial Institution hereby releases and terminates such security interest.

(b)

Set-off and Recoupment.  The financial assets, money and other items credited to each Pledged Account will not be subject to deduction, set-off, recoupment, banker’s lien, or any other right in favor of any person other than the Secured Party.

Section 18.

Governing Law.

(a)

Location of Financial Institution.  Regardless of any provision in any other agreement, for purposes of the UCC, New York shall be the location of the bank for purposes of Sections 9-301, 9-304 and 9-307 of the UCC and the securities intermediary for purposes of Sections 9-301, 9-307, 8-110 of the UCC.

(b)

Law Governing This Control Agreement.  This Control Agreement shall be governed by the laws of the State of New York.

(c)

Law Governing Pledged Account.  Each Pledged Account shall be governed by the laws of the State of New York.

(d)

Consent To Jurisdiction.  All judicial proceedings brought against any party arising out of or relating hereto may be brought in any state or federal court of competent jurisdiction located in the State of New York. By executing and delivering this agreement, each party hereto, for itself and in connection with its properties, irrevocably accepts generally and unconditionally the nonexclusive jurisdiction and venue of such courts.

Section 19.

Possible Conflict with Other Agreements.

(a)

Conflict With Other Agreement.  In the event of any conflict between this Control Agreement (or any portion thereof) and any other agreement now existing or hereafter entered into, the terms of this Control Agreement shall prevail.

(b)

Amendment.  No amendment or modification of this Control Agreement or waiver of any right hereunder shall be binding on any party hereto unless it is in writing and is signed by all of the parties hereto.

(c)

Existence of Other Agreements.  The Financial Institution hereby confirms and agrees that:

(i)

There are no other agreements entered into between the Financial Institution and the Grantor with respect to any Pledged Account except for those agreements set forth on Schedule A hereto;

(ii)

The Financial Institution has not entered into, and until the termination of this Control Agreement will not enter into, any Agreement with any other person relating any Pledged Account pursuant to which it has agreed to comply with entitlement orders (as defined in Section 8-102(a)(8) of the UCC) or instructions (within the meaning of Section 9-104 of the UCC) of such other person; and

(iii)

The Financial Institution has not entered into, and until the termination of this Control Agreement will not enter into, any Agreement purporting to limit or condition the obligation of the Financial Institution to comply with entitlement orders or instructions.

Section 20.

Adverse Claims.

(a)

Adverse Claim.  Except for the claims and interests of the Secured Party and the Grantor, the Financial Institution does not know of any lien on, or claim to, or interest in, any Pledged Account or in any “financial asset” (as defined in Section 8-102(a) of the UCC), cash or funds credited thereto.

(b)

Notice.  If any person asserts any lien, encumbrance or adverse claim (including any writ, garnishment, judgment, warrant of attachment, execution or similar process) against any Pledged Account (or in any financial asset, cash or funds carried therein), the Financial Institution will promptly notify the Secured Party; provided, however, that the Financial Institution shall not be liable to Secured Party for its failure to do so.

Section 21.

Maintenance of Account.  The Financial Institution shall promptly send copies of all statements, confirmations and other correspondence concerning any Pledged Account and, if applicable, any financial assets credited thereto, simultaneously to the Grantor and the Secured Party at the address for each set forth in Section 11 of this Control Agreement.

Section 22.

Representations of the Financial Institution.  The Financial Institution hereby represents that this Control Agreement is the valid and legally binding obligation of the Financial Institution.

Section 23.

Indemnification of Financial Institution.

(a)

Release.  The Grantor and the Secured Party hereby agree that the Financial Institution is released from any and all liabilities to the Grantor and the Secured Party arising from the terms of this Control Agreement and the compliance of the Financial Institution with the terms hereof, except to the extent that such liabilities arise from the Financial Institution’s gross negligence or willful misconduct.  Grantor and Secured Party acknowledge and agree that the Financial Institution is acting in the capacity of a depositary bank and not as a fiduciary.

(b)

Indemnification.  The Grantor shall at all times indemnify and save harmless the Financial Institution from and against any and all claims, actions and suits of others arising out of the terms of this Control Agreement or the compliance of the Financial Institution with the terms hereof, except to the extent that such arises from the Financial Institution’s gross negligence or willful misconduct, and from and against any and all liabilities, losses, damages, costs, charges, counsel fees and other expenses of every nature and character arising by reason of the same, until the termination of this Control Agreement.

Section 24.

Successors; Assignment.

(a)

Successors.  The terms of this Control Agreement shall be binding upon, and shall be for the benefit of, the parties hereto and their respective corporate successors or heirs and personal representatives who obtain such rights solely by operation of law.

(b)

Assignment by Secured Party.  The Secured Party may assign its rights hereunder only with the express written consent of the Financial institution and by sending prior written notice of such assignment to the Grantor.

(c)

Assignment by Grantor.  No Grantor shall assign any right, title or interest hereunder.

(d)

Successor Account.  The terms of this Control Agreement shall be binding on and shall apply to any successor account to any Pledged Account.

Section 25.

Notices.  Any notice, request or other communication required or permitted to be given under this Control Agreement shall be in writing and deemed to have been properly given when delivered in person, or when sent by telecopy and electronic confirmation of error free receipt is received or three (3) days after being sent by certified or registered United States mail, return receipt requested, postage prepaid, addressed to the party at the address set forth below.

Grantor:
[INSERT ADDRESS]

Telephone:

Facsimile:

Attention:

 Secured Party:
[INSERT ADDRESS]

Telephone:

Facsimile:

Attention:

 Financial Institution:
[INSERT ADDRESS]

Telephone:

Facsimile:

Attention:

Any party may change its address for notices in the manner set forth above.

Section 26.

Termination.  The obligations of the Financial Institution to the Secured Party pursuant to this Control Agreement shall continue in effect until the security interests of the Secured Party in each Pledged Account have been terminated pursuant to the terms of the Security Agreement and the Secured Party has notified the Financial Institution of such termination in writing.  The Secured Party agrees to provide a Notice of Termination in substantially the form Exhibit B hereto to the Financial Institution upon the request of the Grantor on or after the termination of the Secured Party’s security interest in each Pledged Account pursuant to the terms of the Security Agreement.  The termination of this Control Agreement shall not terminate any Pledged Account or alter the obligations of the Financial Institution to the Grantor pursuant to other agreement with respect to any Pledged Account.

Section 27.

Counterparts.  This Control Agreement may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Control Agreement by signing and delivering one or more counterparts.

[SIGNATURE PAGE FOLLOWS]

NY12534:167338.25

IN WITNESS WHEREOF, the parties hereto have caused this Deposit Account Control Agreement to be executed as of the date first above written by their respective officers thereunto duly authorized.

[NAME OF GRANTOR]

By:
Name:
Title:

MORGAN STANLEY & CO. INCORPORATED, solely in its capacity as Collateral Agent for Lenders

By:
Name:
	Title:	Authorized Signatory

NY12534:167338.25

[NAME OF FINANCIAL INSTITUTION]

By:
Name:
Title:

NY12534:167338.25

SCHEDULE A
TO DEPOSIT ACCOUNT CONTROL AGREEMENT

Other Agreements

1.

[INSERT OTHER AGREEMENTS]

C-Schedule A-1

NY12534:167338.25

EXHIBIT A
TO DEPOSIT ACCOUNT CONTROL AGREEMENT

[Letterhead of MORGAN STANLEY & CO. INCORPORATED]

[INSERT DATE]

[NAME OF FINANCIAL INSTITUTION]

[INSERT ADDRESS]

Attention:

City Executive

Re:

Secured Party Order

Ladies and Gentlemen:

Reference is made to the Deposit Account Control Agreement, dated __________, 200_, among [NAME OF GRANTOR], you and the undersigned (a copy of which is attached). The undersigned hereby orders you to transfer all property (including financial assets or funds credited thereto) credited to each Pledged Account identified in such Deposit Account Control Agreement to account number [identify receiving account number of account to which property is to be transferred] maintained by [indicate exact legal name of institution maintaining the receiving account] in the name [identify exact name on receiving account as such name appears on records of the receiving institution].

Very truly yours,

MORGAN STANLEY & CO. INCORPORATED

By:
Name:
Title:

cc:

[NAME OF GRANTOR]

C-A-1

NY12534:167338.25

EXHIBIT B
TO DEPOSIT ACCOUNT CONTROL AGREEMENT

[Letterhead of MORGAN STANLEY & CO. INCORPORATED]

[INSERT DATE]

[NAME OF FINANCIAL INSTITUTION]

[INSERT ADDRESS]

Attention;

City Executive

Re:

Termination of Deposit Account
Control Agreement

You are hereby notified that the Deposit Account Control Agreement among you, [NAME OF GRANTOR] and the undersigned (a copy of which is attached) is terminated and you have no further obligations to the undersigned pursuant to such agreement.  Notwithstanding any previous instructions to you, you are hereby instructed to accept all future directions with respect to each Pledged Account identified in such agreement solely from the Grantor.  This notice terminates any obligations you may have to the undersigned with respect to each Pledged Account; however, nothing contained in this notice shall alter any obligations which you may otherwise owe to the Grantor pursuant to any other agreement.

Very truly yours,

MORGAN STANLEY & CO. INCORPORATED

By:
Name:
Title:

cc:

[NAME OF GRANTOR]

C-B-1

NY12534:167338.25

EXHIBIT D

TO PLEDGE AND SECURITY AGREEMENT

ASSIGNMENT FOR SECURITY

(COPYRIGHTS)

WHEREAS, [pledgor], a [state of formation] [entity type] with an office at [address] (the “Assignor”) has made certain representations and warranties in the Security Agreement (as defined below) and related documents with respect to the copyrights listed on the annexed Schedule 1A, for which applications for registration and registrations are issued by or pending with the United States Copyright Office (the “Copyrights”);

WHEREAS, the Assignor has entered into that certain Pledge and Security Agreement dated as of July 31, 2006 (the “Effective Date”), in favor of MORGAN STANLEY & CO. INCORPORATED (the “Assignee”) as Collateral Agent for Secured Creditors (as defined therein) (the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee, and granted to the Assignee for the ratable benefit of the Secured Creditors, a security interest in and continuing lien on all right, title and interest of the Assignor in, to and under the Copyrights and the applications and registrations thereof, and all proceeds thereof, including, without limitation, any and all causes of action that may exist by reason of infringement or other violation thereof and any and all damages arising from past, present, and future violations thereof (collectively, the “Collateral”), to secure the payment, performance, and observance of the Secured Obligations (as defined in the Security Agreement);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby grants to the Assignee for the ratable benefit of the Secured Creditors, a security interest in and continuing lien on the Collateral to secure the prompt payment, performance, and observance of the Secured Obligations.

The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

NY12534:167338.25

IN WITNESS WHEREOF, the Assignor and the Assignee each has caused this Assignment for Security (Copyrights) to be executed by its respective duly authorized representative as of the Effective Date.

[PLEDGOR]

By:

Name:

Title:

[                                              ]

By:

Name:

Title:

NY12534:167338.25

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF ____________

ss.:

COUNTY OF __________

On this ____ day of _______________ 20__, before me personally came [name], to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the [office held] of [Pledgor], a [state of formation] [entity type], and that he executed the foregoing instrument in the firm name of [Pledgor], and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

Notary Public - State of

Printed Name

My Commission Expires:

NY12534:167338.25

Schedule 1A:  Copyrights

Title of Work	Reg. No. (App. No.)	Reg. Date (Filing Date)	Status	Record Owner

NY12534:167338.25

EXHIBIT E

TO PLEDGE AND SECURITY AGREEMENT

ASSIGNMENT FOR SECURITY

(PATENTS)

WHEREAS, [pledgor], a [state of formation] [entity type] with an office at [address] (the “Assignor”) has made certain representations and warranties in the Security Agreement (as defined below) and related documents with respect to the patents and patent applications listed on the annexed Schedule 1A, which are issued by or pending with the United States Patent and Trademark Office (the “Patents”);

WHEREAS, the Assignor has entered into that certain Pledge and Security Agreement dated as of July 31, 2006 (the “Effective Date”) in favor of MORGAN STANLEY & CO. INCORPORATED (the “Assignee”) as Collateral Agent for the Secured Creditors (as defined therein) (the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee, and granted to the Assignee for the ratable benefit of the Secured Creditors, a security interest in and continuing lien on all right, title, and interest of the Assignor in, to and under the Patents and all proceeds thereof, including, without limitation, any and all causes of action that may exist by reason of infringement or other violation thereof and any and all damages arising from past, present, and future violations thereof (collectively, the “Collateral”), to secure the payment, performance, and observance of the Secured Obligations (as defined in the Security Agreement);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby grants to the Assignee for the ratable benefit of the Secured Creditors, a security interest in and continuing lien on the Collateral to secure the prompt payment, performance, and observance of the Secured Obligations.

The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

NY12534:167338.25

IN WITNESS WHEREOF, the Assignor and the Assignee each has caused this Assignment for Security (Patents) to be executed by its respective duly authorized representative as of the Effective Date.

[PLEDGOR]

By:

Name:

Title:

[                                       ]

By:

Name:

Title:

NY12534:167338.25

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF ____________

ss.:

COUNTY OF __________

On this ____ day of _______________ 20__, before me personally came [name], to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the [office held] of [Pledgor], a [state of formation] [entity type], and that he executed the foregoing instrument in the firm name of [Pledgor], and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

Notary Public - State of

Printed Name

My Commission Expires:

NY12534:167338.25

Schedule 1A:  Patents and Patent Applications

Title	Pat. No. (App. No.)	Issue Date (Filing Date)	Status	Record Owner

NY12534:167338.25

EXHIBIT F

TO PLEDGE AND SECURITY AGREEMENT

ASSIGNMENT FOR SECURITY

(TRADEMARKS)

WHEREAS, [pledgor], a [state of formation] [entity type] with an office at [address] (the “Assignor”) has made certain representations and warranties in the Security Agreement (as defined below) and related documents with respect to the trademarks and service marks listed on the annexed Schedule 1A, for which applications for registration and registrations are issued by or pending with the United States Patent and Trademark Office (the “Trademarks”);

WHEREAS, the Assignor has entered into that certain Pledge and Security Agreement dated as of July 31, 2006 (the “Effective Date”) in favor of MORGAN STANLEY & CO. INCORPORATED (the “Assignee”) as Collateral Agent for the Secured Creditors (as defined therein) (the “Security Agreement”);

WHEREAS, pursuant to the Security Agreement, the Assignor has assigned to the Assignee, and granted to the Assignee for the ratable benefit of the Secured Creditors, a security interest in and continuing lien on all right, title and interest of the Assignor in, to and under the Trademarks, together with, among other things, the goodwill of the business connected with the use of and symbolized by the Trademarks and the applications for registration and registrations thereof (provided, that no security interest shall be granted in United States intent-to-use trademark or service mark applications to the extent that, and solely during the period in which, the grant of a security interest therein would impair the validity or enforceability of such intent-to-use applications under applicable federal law), and all proceeds thereof, including, without limitation, any and all causes of action that may exist by reason of infringement or other violation thereof and any and all damages arising from past, present, and future violations thereof (collectively, the “Collateral”), to secure the payment, performance, and observance of the Secured Obligations (as defined in the Security Agreement);

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor hereby grants to the Assignee for the ratable benefit of the Secured Creditors, a security interest in and continuing lien on the Collateral to secure the prompt payment, performance, and observance of the Secured Obligations.

The Assignor does hereby further acknowledge and affirm that the rights and remedies of the Assignee with respect to the Collateral are more fully set forth in the Security Agreement, the terms and provisions of which are hereby incorporated herein by reference as if fully set forth herein.

NY12534:167338.25

IN WITNESS WHEREOF, the Assignor and the Assignee each has caused this Assignment for Security (Trademarks) to be executed by its respective duly authorized representative as of the Effective Date.

[PLEDGOR]

By:

Name:

Title:

[                          ]

By:

Name:

Title:

NY12534:167338.25

CERTIFICATE OF ACKNOWLEDGMENT

STATE OF ____________

ss.:

COUNTY OF __________

On this ____ day of _______________ 20__, before me personally came [name], to me known to be the person who executed the foregoing instrument, and who, being duly sworn by me, did depose and say that he is the [office held] of [Pledgor], a [state of formation] [entity type], and that he executed the foregoing instrument in the firm name of [Pledgor], and that he had authority to sign the same, and he acknowledged to me that he executed the same as the act and deed of said firm for the uses and purposes therein mentioned.

Notary Public - State of

Printed Name

My Commission Expires:

NY12534:167338.25

Schedule 1A:  Trademarks and Service Marks

Mark	Reg. No. (App. No.)	Reg. Date (Filing Date)	Status	Record Owner

NY12534:167338.25